As filed with the Securities and Exchange Commission on March 8, 2012

Securities Act File No. 333-141111

Investment Company Act File No. 811-22025

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 8	☒

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 9 (Check appropriate box or boxes)	☒

ING SEPARATE PORTFOLIOS TRUST

(Exact Name of Registrant Specified in Charter)

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 992-0180

Huey P. Falgout, Jr. c/o ING Investments LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034 (Name and Address of Agent for Service)	With copies to: Jeffrey S. Puretz, Esq. Dechert, LLP 1775 I Street, N.W. Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)	☒ on May 22, 2012, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

ING Separate Portfolios Trust

(“Registrant”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*	Cover Sheet

*	Contents of Registration Statement

*	Explanatory note

*	Registrant’s Prospectus dated May 22, 2012

*	Registrant’s Statement of Additional Information dated May 22, 2012

*	Part C

*	Signature Page

Explanatory Note

This Post-Effective Amendment No. 8 to the Registration Statement (“Amendment”) on Form N-1A for ING Separate Portfolios Trust (“Registrant”) is being filed under Rule 485(a) under the Securities Act of 1933, as amended, for the purpose of registering four new series of the Registrant – ING Pooled Emerging Markets Corporate Debt Fund, ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund, ING Pooled Emerging Markets Local Currency Debt Fund, and ING Pooled Loan Fund Prospectus; and their related Statement of Additional Information each dated May 22, 2012.

Prospectus	May 22, 2012

Pooled Investment Funds

  ING Pooled Emerging Markets Corporate Debt Fund
[XXXXX]
  ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund
[XXXXX]
  ING Pooled Emerging Markets Local Currency Debt Fund
[XXXXX]
  ING Pooled Loan Fund
[XXXXX]
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up - details on back cover

INVESTMENTS

ING Pooled Emerging Markets Corporate Debt Fund

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

This table shows the fees and the Total Annual Fund Operating Expenses after Waivers and Reimbursements of the Fund as 0.00% because the Fund’s adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.

Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
None	None
Annual Fund Operating Expenses Expenses you pay each year as a % of the value of your investment

Management Fee	%	[ ]
Distribution and/or Shareholder Services (12b-1) Fee	%
Administrative Services Fee	%
Other Expenses[1]	%
Total Annual Fund Operating Expenses	%
Waivers and Reimbursements	%
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%
1	Other Expenses are based on estimated amounts for the current fiscal year.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assumes that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Yr	3 Yrs
$	[ ]

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Since the Fund had not commenced operations as of the date of this Prospectus, there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of corporate issuers in emerging market countries. The Fund will provide shareholders with at least 60 days’ prior written notice of any changes in this investment policy. The Fund may invest in all types of foreign and emerging market fixed-income and floating rate debt instruments and will invest primarily in fixed-income and floating rate debt instruments of corporations. The Fund’s holdings may be denominated in U.S. dollars and foreign currencies. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. The Fund may also invest in other types of securities including, but not limited to, fixed-income and floating rate debt instruments of non-emerging market foreign issuers.

Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies. In addition, the Fund may invest in dividend-paying convertible stocks and convertible bonds, and preferred stocks.

Emerging market countries include most countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made,

ING Pooled Emerging Markets Corporate Debt Fund	1

or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The Fund may invest in companies of any market capitalization.

The Fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”). The Fund normally expects to maintain a weighted average portfolio duration of between 4 and 10 years. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument ( i.e ., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the fixed-income instrument prices. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, credit default, and currency swaps); credit linked notes, structured notes and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies. Currency hedging to the U.S. dollar is permitted, but not required.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The Fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The Fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase.

The Fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

In making investments in emerging market debt, the sub-adviser (“Sub-Adviser”) focuses on countries that historically have displayed high levels of economic growth and low inflation rates, and in the Sub-Adviser’s opinion, follow economic policies favorable to achieve high growth and low inflation rates, reduce indebtedness levels, and lower external vulnerabilities.

In managing the Fund, the Sub-Adviser employs a largely bottom-up, active, and value-driven investment approach in analyzing emerging markets companies. The Sub-Adviser allocates the Fund’s assets across countries and selects investments primarily based on corporate fundamentals, financial analysis, and relative value. The Sub-Adviser seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows , [economic growth], and investor confidence. The Sub-Adviser’s process incorporates global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. This approach utilizes the Sub-Adviser’s broad and current knowledge of important investment areas in various emerging market countries.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Concentration   As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

2	ING Pooled Emerging Markets Corporate Debt Fund

Currency   To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Issuer Non-Diversification   The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund’s expenses and increase the impact of the Fund’s other risks.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Municipal Obligations   The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation

ING Pooled Emerging Markets Corporate Debt Fund	3

and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Because the Fund had not commenced operations as of the calendar year ended December 31, 2011, there is no annual performance information included.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC
Portfolio Manager
Jennifer Gorgoll
Portfolio Manager (since 5/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum and Maximum Investments

The Fund does not require any minimum or maximum investment amounts. However, your wrap account sponsor may have its own minimum or maximum investment requirements with respect to wrap accounts. In addition, your wrap account sponsor may impose additional or different conditions on purchases and redemptions of Fund shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	ING Pooled Emerging Markets Corporate Debt Fund

ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

This table shows the fees and the Total Annual Fund Operating Expenses after Waivers and Reimbursements of the Fund as 0.00% because the Fund’s adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.

Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
None	None
Annual Fund Operating Expenses Expenses you pay each year as a % of the value of your investment

Management Fee	%	[ ]
Distribution and/or Shareholder Services (12b-1) Fee	%
Administrative Services Fee	%
Other Expenses[1]	%
Total Annual Fund Operating Expenses	%
Waivers and Reimbursements	%
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%
1	Other Expenses are based on estimated amounts for the current fiscal year.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assumes that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Yr	3 Yrs
$	[ ]

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Since the Fund had not commenced operations as of the date of this Prospectus, there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of governments (“Sovereigns”) and governmental entities, agencies, and other issuers the obligations of which are guaranteed by Sovereigns (“Quasi-Sovereigns”) of emerging market countries which are denominated in U.S. dollars and foreign hard currencies. The Fund will provide shareholders with at least 60 days’ prior written notice of any changes in this investment policy. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. The Fund may also invest up to 20% of its assets in fixed-income and floating rate debt instruments of emerging market companies denominated in U.S. dollars and foreign hard currencies.

Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments issued by Sovereigns, Quasi-Sovereigns, and companies denominated in hard currency. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies.

Emerging market countries include most countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand,

ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund	5

Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The Fund may invest in companies of any market capitalization.

The Fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”). The Fund normally expects to maintain a weighted average portfolio duration of between 4 and 10 years. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument ( i.e ., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the fixed-income instrument prices. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, and credit default swaps); credit linked notes, structured notes, and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies.

The Fund may invest up to 20% of its net assets in fixed-income and floating rate debt instruments denominated in U.S. dollars and foreign currencies that do not meet the criteria of hard currencies, including currencies issued by emerging market countries.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The Fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The Fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase.

The Fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

In making investments, the sub-adviser (“Sub-Adviser”) focuses on countries that historically have displayed high levels of economic growth and low inflation rates, and in the Sub-Adviser’s opinion, follow economic policies favorable to achieve high growth and low inflation rates, reduce indebtedness levels, and lower external vulnerabilities.

In managing the Fund, the Sub-Adviser employs a largely top-down, active, and value-driven investment approach in analyzing emerging markets and currencies. The Sub-Adviser allocates the Fund’s assets across countries and selects investments primarily based on fundamental economic and financial analysis. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Sub-Adviser seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows, economic growth, and investor confidence. The Sub-Adviser’s process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. This approach utilizes the Sub-Adviser’s broad and current knowledge of important investment areas in various emerging market countries.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Concentration   As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country

6	ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund

or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Issuer Non-Diversification   The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund’s expenses and increase the impact of the Fund’s other risks.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund	7

Municipal Obligations   The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Because the Fund had not commenced operations as of the calendar year ended December 31, 2011, there is no annual performance information included.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC
Portfolio Manager
Marcello Assalin
Portfolio Manager (since 5/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum and Maximum Investments

The Fund does not require any minimum or maximum investment amounts. However, your wrap account sponsor may have its own minimum or maximum investment requirements with respect to wrap accounts. In addition, your wrap account sponsor may impose additional or different conditions on purchases and redemptions of Fund shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund

ING Pooled Emerging Markets Local Currency Debt Fund

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

This table shows the fees and the Total Annual Fund Operating Expenses after Waivers and Reimbursements of the Fund as 0.00% because the Fund’s adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.

Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
None	None
Annual Fund Operating Expenses Expenses you pay each year as a % of the value of your investment

Management Fee	%	[ ]
Distribution and/or Shareholder Services (12b-1) Fee	%
Administrative Services Fee	%
Other Expenses[1]	%
Total Annual Fund Operating Expenses	%
Waivers and Reimbursements	%
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%
1	Other Expenses are based on estimated amounts for the current fiscal year.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assumes that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Yr	3 Yrs
$	[ ]

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Since the Fund had not commenced operations as of the date of this Prospectus, there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of issuers in emerging market countries which are denominated in emerging market currencies; and in derivative instruments that provide investment exposure to such securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any changes in this investment policy. The Fund normally invests primarily in fixed-income and floating rate instruments that are issued by governments, governmental agencies, supranational organizations, and corporations.

Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments issued by governments, governmental agencies, supranational organizations, and corporations denominated in U.S. dollars, foreign hard currencies, and emerging market currencies. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies.

Emerging market countries include most countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The Fund may invest in companies of any market capitalization.

ING Pooled Emerging Markets Local Currency Debt Fund	9

The Fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”). While the Fund expects to maintain a weighted average portfolio duration of between 2 and 6 years, there are no maturity restrictions on the overall portfolio. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument ( i.e ., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the fixed-income instrument prices. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, credit default, and currency swaps); credit linked notes, structured notes, and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies.

Currency hedging into the U.S. dollar is permitted, but not required, and the Fund will be heavily exposed to foreign currencies. The Fund is permitted to take short positions in currencies (including the U.S. dollar). A short position in a currency allows the Fund to sell a currency in excess of the value of its holdings denominated in that currency or sell a currency even if it does not hold any assets denominated in the currency. In addition, the Fund may use currency forwards, interest rate swaps, and futures in order to take long or short positions with respect to its exposure to a particular country, subject to the Fund’s restrictions on currency forwards, futures, and swaps.

The Fund may also invest up to 20% of its assets in fixed-income and floating rate debt instruments denominated in U.S. dollars and foreign currencies that do not meet the criteria of local currencies, including currencies issued by emerging market countries.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The Fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The Fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase.

The Fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

In making investments, the sub-adviser (“Sub-Adviser”) focuses on countries that historically have displayed high levels of economic growth and low inflation rates, and in the Sub-Adviser’s opinion, follow economic policies favorable to achieve high growth and low inflation rates, reduce indebtedness levels, and lower external vulnerabilities.

In managing the Fund, the Sub-Adviser employs a largely top-down, active, and value-driven investment approach in analyzing emerging markets and currencies. The Sub-Adviser allocates the Fund’s assets across countries and selects investments primarily based on fundamental economic and financial analysis. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Sub-Adviser seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows, economic growth, and investor confidence. The Sub-Adviser’s process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. This approach utilizes the Sub-Adviser’s broad and current knowledge of important investment areas in various emerging market countries.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

10	ING Pooled Emerging Markets Local Currency Debt Fund

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Concentration   As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Issuer Non-Diversification   The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund’s expenses and increase the impact of the Fund’s other risks.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that

ING Pooled Emerging Markets Local Currency Debt Fund	11

invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Municipal Obligations   The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Because the Fund had not commenced operations as of the calendar year ended December 31, 2011, there is no annual performance information included.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC
Portfolio Manager
Marcello Assalin
Portfolio Manager (since 5/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum and Maximum Investments

The Fund does not require any minimum or maximum investment amounts. However, your wrap account sponsor may have its own minimum or maximum investment requirements with respect to wrap accounts. In addition, your wrap account sponsor may impose additional or different conditions on purchases and redemptions of Fund shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	ING Pooled Emerging Markets Local Currency Debt Fund

ING Pooled Loan Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

This table shows the fees and the Total Annual Fund Operating Expenses after Waivers and Reimbursements of the Fund as 0.00% because the Fund’s adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.

Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
None	None
Annual Fund Operating Expenses Expenses you pay each year as a % of the value of your investment

Management Fee	%	[ ]
Distribution and/or Shareholder Services (12b-1) Fee	%
Administrative Services Fee	%
Other Expenses[1]	%
Total Annual Fund Operating Expenses	%
Waivers and Reimbursements	%
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%
1	Other Expenses are based on estimated amounts for the current fiscal year.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assumes that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Yr	3 Yrs
$	[ ]

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Since the Fund had not commenced operations as of the date of this Prospectus, there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities (collectively “Floating Rate Debt”). The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Fund normally invests substantially in floating rate loans. The Fund generally invests in below investment-grade floating rate loans that either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower’s assets) that the sub-adviser (“Sub-Adviser”) believes justify treatment as senior debt. Below investment-grade debt instruments are commonly known as “junk bonds.” In considering investments in floating rate loans, the Sub-Adviser seeks to invest in the largest and most liquid loans available. The Fund may invest in floating rate loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

Although the Fund has no restrictions on investment maturity, normally the floating rate loans will have remaining maturities of ten years or less.

The Fund may invest in the following derivative instruments: interest rate swaps and futures or forward contracts in order to seek to enhance returns or to attempt to hedge some of its investment risk.

The Fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured or unsecured; equity securities: (i) as an incident to the purchase or ownership of Floating Rate Debt or fixed rate debt instruments;

ING Pooled Loan Fund	13

(ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the Fund already owns Floating Rate Debt or a fixed rate debt instrument of the issuer of such equity; short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as Floating Rate Debt; and other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Credit for Floating Rate Loan Funds   The value of the Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund and likely lead to a decline in the net asset value of the Fund’s shares.

The Fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

The Floating Rate Debt in which the Fund invests is generally rated lower than investment-grade credit quality, i.e. , rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. The Fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between “B3” and “Ba1” by Moody’s, “B-” and “BB+” by S&P or, if not rated, would be of similar credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Demand for Loans   The loan market, as represented by the S&P/LSTA Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market aggregated less than $10 billion. By April of 2000, it had grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion. The size of the market peaked in November of 2008 at $594 billion. During this period, the demand for loans and the number of investors participating in the loan market also increased significantly.

Since 2008, the market has contracted, characterized by limited new loan issuance and payoffs of outstanding loans. From the peak in 2008 through February 2012, the overall size of the loan market contracted by approximately 13%. The number of market participants also decreased during that period. Although the number of new loans being issued in the market in 2012 is increasing, there can be no assurance that the size of the loan market, and the number of participants, will return to earlier levels.

An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in

14	ING Pooled Loan Fund

the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s net asset value to decline.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Equity Securities Incidental to Investments in Loans   The value of equity securities in which the Fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Foreign Investments for Floating Rate Loan Funds   Investing in foreign (non-U.S.) debt instruments may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in debt instruments of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation, confiscatory taxation, foreign currency fluctuations, currency blockage, political changes, or diplomatic developments.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate for Floating Rate Loan Funds   Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in Floating Rate Debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the Floating Rate Debt in the the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the Floating Rate Debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on Floating Rate Debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to the Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Leverage for Floating Rate Loan Funds   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing and the use of forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund’s expenses and increase the impact of the Fund’s other risks.

Limited Secondary Market for Floating Rate Loans   Although the re-sale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank re-sale market.

Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans in which the Fund invests will be relatively illiquid.

In addition, the floating rate loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell floating rate loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of floating rate loans if it needs cash to repay debt, to fund redemptions, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

These considerations may cause the Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in money market instruments than it would otherwise, which could negatively impact performance. The Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.

From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have

ING Pooled Loan Fund	15

historically or recently traded, thereby further reducing liquidity. For example, during the global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leverage Loan Index (which includes loans of the type in which the Fund invests) declined by 32% (which included a decline of 3.06% on a single day) prior to rebounding substantially in 2009 and in early 2010. Declines in the Fund’s share price or other market developments (which could be more severe than these prior declines) may lead to increased redemptions, which could cause the Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause the Fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving the Fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances, the Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that the Fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.

Liquidity for Floating Rate Loan Funds   If a loan is illiquid, the Fund might be unable to sell the loan at a time when the Fund’s manager might wish to sell, thereby having the effect of decreasing the Fund’s overall level of liquidity. Further, as described in Valuation of Loans below, the lack of an established secondary market may make it more difficult to value illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that the Fund ultimately realizes upon its actual sales of those loans. The Fund may make investments that become less liquid in response to market developments or adverse investor perception, including but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans above. The Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the Fund.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Prepayment and Extension for Floating Rate Loans   Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a floating rate loan is prepaid, the Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For the Fund’s fixed rate investments, prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected, which may decrease the value of the obligation and may prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Valuation of Loans   The Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if the Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the adviser or Sub-Adviser deems it advisable to do so. Even if the Fund itself does not own a relatively large portion of a particular loan, the Fund, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by the Fund, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Because the Fund had not commenced operations as of the calendar year ended December 31, 2011, there is no annual performance information included.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

16	ING Pooled Loan Fund

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC
Portfolio Managers
Jeffrey A. Bakalar	Daniel A. Norman
Portfolio Manager (since 05/12)	Portfolio Manager (since 05/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum and Maximum Investments

The Fund does not require any minimum or maximum investment amounts. However, your wrap account sponsor may have its own minimum or maximum investment requirements with respect to wrap accounts. In addition, your wrap account sponsor may impose additional or different conditions on purchases and redemptions of Fund shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING Pooled Loan Fund	17

KEY FUND INFORMATION

This Prospectus contains information about certain funds within the ING Funds family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Funds’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Funds.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Funds. You should be aware that a Fund is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Fund can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Funds. So long as the Funds accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Each Fund is a series of ING Separate Portfolios Trust (“Trust”), a Delaware statutory trust registered as an open-end management investment company, and is managed by ING Investment Management Co. (“ING IM” or “Adviser”).

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

Certain Funds have adopted non-fundamental investment policies to invest the Fund’s assets in securities that are consistent with the Fund’s name. For more information about these policies, please consult the SAI.

Fund Diversification

Each Fund’s diversification status is outlined in the table below. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Fund	Diversified	Non-Diversified
ING Pooled Emerging Markets Corporate Debt		X
ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund		X
ING Pooled Emerging Markets Local Currency Debt		X
ING Pooled Loan	X

Investor Diversification

Although the Funds are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Fund in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Fund invests defensively, it may not achieve its investment objective. A Fund’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Fund may engage are identified and discussed in the SAI.

18

KEY FUND INFORMATION  (continued)

Percentage and Rating Limitations

The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Fund’s fiscal year ends March 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

19

MORE INFORMATION ABOUT THE FUNDS

Additional Information About the Investment Objectives

Each Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval. A Fund will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Funds will achieve their respective investment objective.

Additional Information About Principal Investment Strategies

For a complete description of each Fund’s principal investment strategies, please see the Fund’s summary prospectus or the summary section of this Prospectus.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or sub-adviser can decide whether to use them. The Funds may invest in these securities or use these techniques as part of the Funds’ principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Funds’ principal investment strategies.

The discussions below expand on the risks included in a Fund’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Concentration  As a result of a fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which a fund concentrates fall out of favor, the fund could underperform funds that have greater diversification.

Credit.  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit for Floating Rate Loan Funds.  The value of a fund’s shares, and the fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a fund, the fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a fund and likely lead to a decline in the net asset value of the fund’s shares.

A fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the fund’s

20

MORE INFORMATION ABOUT THE FUNDS  (continued) investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a fund has invested, may not satisfy the borrower’s obligation to the fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a fund’s rights to the collateral.

The Floating Rate Debt in which a fund invests is generally rated lower than investment-grade credit quality, i.e. , rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. A fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between “B3” and “Ba1” by Moody’s, “B-” and “BB+” by S&P or, if not rated, would be of similar credit quality. Investment decisions for a fund will be based largely on the credit analysis performed by the sub-adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency.  To the extent that a fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund’s assets.

Demand for Loans.  The loan market, as represented by the S&P/LSTA Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market aggregated less than $10 billion. By April of 2000, it had grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion. The size of the market peaked in November of 2008 at $594 billion. During this period, the demand for loans and the number of investors participating in the loan market also increased significantly.

Since 2008, the market has contracted, characterized by limited new loan issuance and payoffs of outstanding loans. From the peak in 2008 through February 2012, the overall size of the loan market contracted by approximately 13%. The number of market participants also decreased during that period. Although the number of new loans being issued in the market in 2012 is increasing, there can be no assurance that the size of the loan market, and the number of participants, will return to earlier levels.

An increase in demand for loans may benefit a fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the fund and the rights provided to the fund under the terms of the applicable loan agreement, and may increase the price of loans that the fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in a fund’s portfolio, which could cause the fund’s net asset value to decline.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value

21

MORE INFORMATION ABOUT THE FUNDS  (continued) of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.

Equity Securities Incidental to Investments in Loans.  The value of equity securities in which a fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in a fund’s net asset value. A fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information a fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Foreign Investments.  To the extent a fund invests in debt instruments of borrowers in markets outside the United States, its share price may be more volatile than if it invested in debt instruments of borrowers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making loans less liquid and loan prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about borrowers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign Investments/Developing and Emerging Markets.  To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than

22

MORE INFORMATION ABOUT THE FUNDS  (continued) higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate.  With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Interest Rate for Floating Rate Loan Funds.  Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in Floating Rate Debt. If short-term market interest rates fall, the yield on the fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the Floating Rate Debt in a fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a fund’s yield will also be affected by whether, and the extent to which, the Floating Rate Debt in the fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on Floating Rate Debt in a fund’s portfolio experience a general decline, the yield on the fund’s shares will fall and the value of the fund’s assets may decrease, which will cause the fund’s net asset value to decrease. With respect to a fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Issuer Non-Diversification.  In some cases, a fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Even though classified as non-diversified, a fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing and the use of forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase a fund’s expenses and increase the impact of the fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of a fund. To mitigate leveraging risk, a fund will segregate liquid assets or otherwise cover the fund’s obligation under transactions such as reverse repurchase agreements; when issued and delayed delivery securities, and forward commitment transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Liquidity for Floating Rate Loan Funds.  If a loan is illiquid, a fund might be unable to sell the loan at a time when a fund’s manager might wish to sell, thereby having the effect of decreasing the fund’s overall level of liquidity. Further, as described in Valuation of Loans below, the lack of an established secondary market may make it more difficult to value

23

MORE INFORMATION ABOUT THE FUNDS  (continued) illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that a fund ultimately realizes upon its actual sales of those loans. A fund may make investments that become less liquid in response to market developments or adverse investor perception, including but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans above. A fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a fund invests. Rather, the market could favor securities to which a fund is not exposed or may not favor equities at all.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Municipal Obligations.  The municipal market in which a fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund later than expected, which may decrease the value of the obligation and prevent the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

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MORE INFORMATION ABOUT THE FUNDS  (continued)

Prepayment and Extension for Floating Rate Loans.  Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a floating rate loan is prepaid, a fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For a fund’s fixed rate investments, prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by a fund later than expected, which may decrease the value of the obligation and may prevent the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.

When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Valuation of Loans.  A fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if a fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the fund from selling a portion of the loan and reducing its exposure to a borrower when the adviser or sub-adviser deems it advisable to do so. Even if a fund itself does not own a relatively large portion of a particular loan, the fund, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by a fund, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the fund.

Additional Risks

The discussion below includes risks that are not described in the Funds’ summaries but which, nevertheless, are a risk to all of the Funds.

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MORE INFORMATION ABOUT THE FUNDS  (continued)

Counterparty.  The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Increase in Expenses.  Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund’s Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund’s assets decrease. The fund’s assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund’s net asset value caused by volatility in the secondary markets for assets in which the fund invests.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.

Manager.  A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE FUNDS

The Investment Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments oversees all investment advisory and portfolio management services for the Funds.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Funds’ Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of March 31, 2012, ING Investments managed approximately $[ ] billion in assets.

Management Fees

The Adviser does not receive an advisory fee.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Funds’ semi-annual shareholder report to be dated September 30, 2012.

The Sub-Adviser and Portfolio Managers

The Adviser has engaged a sub-adviser to provide the day-to-day management of each Fund’s portfolio. The sub-adviser is an affiliate of ING Investments.

The Adviser acts as a “manager-of-managers” for the Funds. The Adviser delegates to the sub-advisers of the Funds the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-advisers of the Funds.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Funds’ Board. It is not expected that ING Investments would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Funds and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Funds’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Funds’ shareholders. The Funds will notify

28

MANAGEMENT OF THE FUNDS  (continued) shareholders of any change in the identity of a sub-adviser of the Funds, the addition of a sub-adviser to the Funds, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Funds and their investment strategies may also change.

Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of March 31, 2012, ING IM managed approximately $66.05 billion in assets.

The following individual is responsible for the day-to-day management of ING Pooled Emerging Markets Corporate Debt Fund.

Jennifer Gorgoll, CFA, Portfolio Manager, joined ING IM in 2002 and is head of the emerging markets corporate fixed-income team where she is responsible for investing in high grade and high-yield emerging market corporate bonds. Prior to that, Ms. Gorgoll was with Prudential Capital Group where she specialized in private placements for companies based in the U.S., as well as Financial Institutions Group at Salomon Brothers Inc. and at Patricof & Co. Capital Corp., a boutique investment bank.

The following individual is responsible for the day-to-day management of ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund and ING Pooled Emerging Markets Local Currency Debt Fund.

Marcelo Assalin, CFA, Portfolio Manager, joined ING IM in [ ] and is on the global emerging markets debt team. Mr. Assalin started his career as a Credit Analyst at BankBoston in Sao Paulo in 1993, covering Brazilian companies.

The following individuals are jointly responsible for the day-to-day management of ING Pooled Loan Fund.

Jeffrey A. Bakalar, Senior Vice President and Group Head of the ING IM Senior Loan Group, since January 2000. Mr. Bakalar also serves as Senior Vice President of ING Prime Rate Trust and ING Senior Income Fund, both closed-end funds sub-advised by ING IM that invest primarily in senior loans.

Daniel A. Norman, Senior Vice President and group head of the ING IM Senior Loan Group, since January 2000. Mr. Norman also serves as senior vice president of ING Prime Rate Trust and ING Senior Income Fund, both closed-end funds sub-advised by ING IM that invest primarily in Senior Loans.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds.

Composite of Substantially Similar Managed Accounts and Funds

The tables below are designed to show how a composite of all substantially similar accounts and funds (accounts and funds that is advised or sub-advised by ING IM and have investment objectives, policies, and strategies that are substantially similar to those which are used in managing the Fund) have performed over various periods in the past. The ING IM Senior Loan Composite (“Composite”) is a Composite of the performance of all actual fee-paying, fully discretionary accounts and funds meeting these qualifications that is advised or sub-advised by ING IM for at least one month beginning [ ].

The performance in the first column of the “Average Annual Total Returns” table has been adjusted to reflect the maximum Class A sales charge of the Fund. The performance reflected in the Composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The annual returns for the Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The returns for the Composite have not been modified to reflect fees and expenses. The

29

MANAGEMENT OF THE FUNDS  (continued) first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of the Fund from a hypothetical investment made in the first year of the one-, three-, five- and ten-year periods, respectively. The Annual Total Returns table for the Composite does not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits of the 1940 Act or Subchapter M of the Code. Returns may have been lower if the Composite had been subject to these regulations. The aggregate returns of the accounts reflected in the Composite may not reflect the returns of any particular account or fund that is advised or sub-advised by ING IM.

The tables show the returns for the Composite as well as a comparison with the performance of the applicable benchmark(s). The information is designed to demonstrate the historical track record of accounts and funds that is advised or sub-advised by ING IM that are substantially similar to the Fund. It does not indicate how the Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

ING Pooled Loan Fund

[ING IM Senior Loan Composite]

Average Annual Total Returns (as of December 31, 2011)
	ING IM Senior Loan Composite (At Max Sales Charge)[1]	ING IM Senior Loan Composite (With No Sales Charge)	[ ] Index	Morningstar [ ] Category Average
One Year	[ ]%	[ ]%	[ ]%	[ ]%
Three Years
Five Years
Ten Years
Annual Total Returns (as of December 31 of each year)
	ING IM Senior Loan Composite (With No Sales Charge)	[ ] Index	Morningstar [ ] Category Average
2011	[ ]%	[ ]%	[ ]%
2010
2009
2008
2007
2006
2005
2004
2003
2002
1	Reflects a deduction of the maximum applicable Class A sales charge of 2.50%.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to the Funds.

Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Funds other than the investment advisory services performed by the Adviser or the Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds. The Administrator provides the Funds, at the Administrator’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds.

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MANAGEMENT OF THE FUNDS  (continued)

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

When you buy shares, you pay the NAV without a sales charge or other fee. Exchange orders are effected at NAV.

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund’s NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund’s shares. When market quotations are not available or are deemed unreliable, a Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Funds’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Valuation of Floating Rate Loans

A majority of a Fund’s floating rate loans are valued using quotations supplied by a third party loan pricing service. However, the floating rate loans in which a fund invests are not listed on any securities exchange or board of trade. Some floating rate loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years, which generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some floating rate loans have few or no trades. Accordingly, determinations of the value of floating loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of floating rate loans than for other types of securities. For further information, see “Additional Information About The Funds’ Risks - Limited Secondary Market for Floating Rate Loans.”

Floating rate loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. It is expected that most of the floating rate loans held by a Fund will be valued with reference to quotations from an independent pricing service or other sources believed to be reliable. These quotations may be indicative quotes provided by dealers and may not reflect actual trades. The Adviser

32

HOW SHARES ARE PRICED  (continued) or Sub-Adviser may believe that the price for a floating rate loan derived from quotations is not reliable or accurate. Among other reasons, this may be the result of information about a particular floating rate loan or borrower known to the Adviser or Sub-Adviser that they believe may not be known to the pricing service or reflected in a price quote. Floating rate loans for which reliable market value quotations are not readily available from a pricing service may be valued with reference to another floating rate loan or a group of floating rate loans for which reliable market value quotations are readily available and whose characteristics are comparable to the floating rate loan being valued. Under this approach, the comparable floating rate loan or loans serve as a proxy for changes in value of the floating rate loan being valued. A Fund will engage independent pricing services to provide quotations from dealers in floating rate loans and to calculate values under this proxy procedure. In other cases, the floating rate loan may be valued at fair value under procedures approved by the Fund’s Board and in accordance with the provisions of the 1940 Act.

Under these procedures, fair value is determined by the Adviser or Sub-Adviser and monitored by a Fund’s Board through its Compliance Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following:

  the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure;
  the nature, adequacy, and value of the collateral, including a Fund’s rights, remedies and interests with respect to the collateral;
  the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest based on an evaluation of its financial condition, financial statements, and information about the borrower’s business, cash flows, capital structure, and future prospects;
  information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes toward the loan and interests in similar loans;
  the reputation and financial condition of the agent of the loan and any intermediate participants in the loans;
  the borrower’s management; and
  the general economic and market conditions affecting the fair value of the loan.
33

HOW TO BUY SHARES

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Funds, the Distributor, or a third-party selling you the Funds, must obtain the following information for each person that opens an account:

  Name;
  Date of birth (for individuals);
  Physical residential address (although post office boxes are still permitted for mailing); and
  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Funds, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Funds. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.

The Funds reserve the right to suspend the offering of shares or to reject any specific purchase order. The Funds may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase of Shares

Shares of the Funds may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) other registered investment companies.

Share certificates will not be issued for the Funds.

Retirement Plans

The Funds have available prototype qualified retirement plans for corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. State Street Bank and Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. State Street Bank and Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.

Make your investment using the purchase minimum guidelines in the following table.

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HOW TO BUY SHARES  (continued)
Minimum Investments	Initial Purchase[1]	Subsequent Purchases
Regular accounts	[$250,000]	No minimum
Retirement accounts	[$250,000]	No minimum
1	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
35

HOW TO BUY SHARES  (continued)

Make your investment using the methods outlined in the following table.

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to ING Funds and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to ING Funds to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at (800) 992-0180 to obtain an account number and indicate your financial intermediary on the account.

Instruct your bank to wire funds to the Fund in the care of:

Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for ING Funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
             (Your Name Here)

After wiring funds you must complete the Account Application and send it to:
ING Funds
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
36

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, a Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds
P.O. Box 9772
Providence, RI 02940-9772

If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

  Your account must have a current value of at least $250,000.
  Minimum withdrawal amount is $1,000.
  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market

37

HOW TO SELL SHARES  (continued) Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.

A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.

Each Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Telephone Orders

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Small Accounts

Due to the relatively high cost of handling small investments, a Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than a Fund’s minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

38

HOW TO EXCHANGE SHARES

Exchanges Between Shares of ING Funds

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund (ING GNMA Fund may also exchange shares for the same class of shares of ING Corporate Leaders Trust Fund), without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the ING Fund to be received in the exchange. If you purchase Class A shares of ING Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another ING Fund. Additionally, Class L shares of ING Money Market Fund may be exchanged for Class C shares of any other ING Fund.

If you exchange shares of a Fund that are subject to a CDSC into shares of another ING Fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.

If you acquired Class L shares of ING Money Market Fund through an exchange from Class C shares of an ING Fund that were subject to a CDSC and then exchange your Class L shares of ING Money Market Fund for Class C shares of another ING Fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of ING Money Market Fund will not count toward the CDSC holding period.

If you acquired Class L shares of ING Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of ING Money Market Fund into Class C shares of another ING Fund, you will become subject to any CDSC that applies to the ING Fund into which you exchange. The time you held your Class L shares of ING Money Market Fund will not count toward the CDSC holding period of the ING Fund into which you exchanged.

Exchanges Between Classes of Shares of the Same Fund

You may exchange Class B, Class C, and Class W shares of a Fund for Class I shares of the same Fund, or you may exchange Class A shares and Class I shares of a Fund for any other class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through an ING approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of ING Funds.

Additional Information About Exchanges

Fees and expenses differ among ING Funds and among share classes of the same Fund. Please read the prospectus for the ING Fund and share class you are interested in prior to exchanging into that ING Fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of shares of a Fund for shares of another ING Fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among ING Funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

39

HOW TO EXCHANGE SHARES  (continued)

You will automatically have the ability to request an exchange between ING Funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

Systematic Exchange Privilege

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

40

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds’ frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Funds. However, to the extent that a Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Funds’ shares which negatively affects long-term shareholders.

The Funds’ Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days. However, the Funds prohibit frequent trading. The Funds have defined frequent trading as follows:

  Any shareholder or financial adviser who initiated exchanges among all their accounts with the Funds within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
  Trading deemed harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and
  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

  Purchases and sales of Fund shares in the amount of $5,000 or less;
  Transfers associated with systematic purchases or redemptions;
  Purchases and sales of funds that affirmatively permit short-term trading;
  Rebalancing to facilitate fund-of-fund arrangements or the Funds’ systematic exchange privileges;
  Purchases or sales initiated by ING Funds; and
  Transactions subject to the trading policy of an intermediary that the Funds deem materially similar to the Funds’ policy.
41

FREQUENT TRADING - MARKET TIMING  (continued)

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
  Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
  No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.

The Funds reserve the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Funds’ Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds. There is no assurance that the Funds’ Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Funds will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

42

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each broker-dealer selling a Fund defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds’ Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of a Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of a Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.

The Funds’ Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the last calendar year are:

Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

43

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any annually. Each Fund also declares dividends daily and pays dividends consisting of ordinary income, if any, monthly.

To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. The following assumes that each Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Funds with your tax advisor.

The Funds will distribute all, or substantially all of their net investment income and net capital gains to their shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by each Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains (which is currently generally taxable at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), instead of at the ordinary income rate, provided certain requirements are satisfied.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Each Fund is required to withhold a portion, currently 28% (scheduled to increase to 31% after 2012), of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.

Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

44

DIVIDENDS, DISTRIBUTIONS, AND TAXES  (continued)

Foreign shareholders invested in a Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, a Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. A Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes paid by a Fund as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code of 1986 with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that a Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Please see the SAI for further information regarding tax matters.

45

ACCOUNT POLICIES

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.INGInvestment.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.

Privacy Policy

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.INGInvestment.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

Householding

To reduce expenses, we may mail only one copy of a Fund’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

46

INDEX DESCRIPTIONS

[TBD]

47

FINANCIAL HIGHLIGHTS

Because the Funds had not commenced operations as of the date of this Prospectus, financial highlights are not available.

48

TO OBTAIN MORE INFORMATION
 You’ll find more information about the Funds in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
 In the Funds’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
 The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-992-0180 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds’ SEC file number. The file number is as follows:

ING Separate Portfolios Trust	811-22025
ING Pooled Emerging Markets Corporate Debt Fund ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund ING Pooled Emerging Markets Local Currency Debt Fund ING Pooled Loan Fund

PRO-[UFIALL] (0512-052212)

STATEMENT OF ADDITIONAL INFORMATION

May 22, 2012

ING SEPARATE PORTFOLIOS TRUST

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

ING Pooled Emerging Markets Corporate Debt Fund

Ticker: [XXXXX]

ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund

Ticker: [XXXXX]

ING Pooled Emerging Markets Local Currency Debt Fund

Ticker: [XXXXX]

ING Pooled Loan Fund

Ticker: [XXXXX]

This Statement of Additional Information (“SAI”) relates to the series listed above (each, a “Fund” and collectively, the “Funds”) of ING Separate Portfolios Trust (“Trust”). A prospectus or prospectuses for the Funds dated May 22, 2012 (each, a “Prospectus” and collectively, the “Prospectuses”) that provide the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds’ principal underwriter, ING Investments Distributor, LLC (“Distributor”) at the address listed above. This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated May 22, 2012, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. Copies of the Funds’ Prospectuses and annual or unaudited semi-annual shareholder reports, when available, may be obtained upon request and without charge by contacting the Funds at the address and phone number written above. Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectuses and some additional terms are defined particularly for this SAI.

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Funds’ Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Funds’ securities and investment techniques. Some of the Funds’ investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE TRUST

The Trust is a Delaware statutory trust registered as an open-end management investment company. The Trust was organized on March 2, 2007, and was established under a Declaration of Trust dated March 2, 2007. The Trust currently consists of five series; however, only ING Pooled Emerging Markets Corporate Debt Fund (“Pooled Emerging Markets Corporate Debt”), ING Pooled Emerging Markets Hard Currency Sovereign Debt Fund (“Pooled Emerging Markets Hard Currency Sovereign Debt”), ING Pooled Emerging Markets Local Currency Debt Fund (“Pooled Emerging Markets Local Currency Debt”), and ING Pooled Loan Fund (“Pooled Loan”) are offered are discussed in this SAI.

ING Funds Service Providers

The following table reflects various ING services providers, their historical names, and the service they provide to the funds in the ING Fund Complex.

Current Name	Previous Name(s)	Service
ING Investments, LLC	ING Pilgrim Investments, LLC	Investment Adviser
ING Pilgrim Investments, Inc.
Pilgrim American Investments
ING Investment Management Co. LLC	ING Investment Management Co.	Sub-Adviser to certain funds
Directed Services LLC	Directed Services, Inc.	Investment Adviser
ING Investments Distributor, LLC	ING Funds Distributor, LLC	Distributor
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
ING Funds Services, LLC	ING Pilgrim Group, LLC	Administrator
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

ING Pooled Loan Fund is “diversified” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

Each of the other Funds is “non-diversified” as that term is defined under the 1940 Act, which means that a Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified company. When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

Concentration

For purposes of the 1940 Act, concentration occurs when at least 25% of a Fund’s assets are invested in any one industry. All of the Funds are concentrated.

Investments, Investment Strategies, and Risks

The table and pages that follows identifies various securities and investment techniques used by the adviser or the sub-adviser in managing the Funds and provide a more detailed description of those securities and investment techniques along with the risks associated with them. A Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used. A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Fund’s Prospectuses and/or in this SAI, as well as the federal securities laws. There can be no assurance that a Fund will achieve its investment objective. Each Fund’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques a Fund utilizes is set out below. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Prospectuses. Where a particular type of security or investment technique is not discussed in a Fund’s Prospectuses, that security or investment technique is not a principal investment strategy, and the Fund will not invest more than 5% of its assets in such security or investment technique. See the Funds’ fundamental and non-fundamental investment restrictions for further information.

Asset Classes/ Investment Techniques	Pooled Emerging Markets Corporate Debt	Pooled Emerging Markets Hard Currency Sovereign Debt	Pooled Emerging Markets Local Currency Debt	Pooled Loan
Equity Securities
Common Stocks	X	X	X	X
Convertible Securities	X	X	X	X
Initial Public Offerings	X	X	X	X
Mid- and/or Small-Capitalization Companies	X	X	X	X
Other Investment Companies	X	X	X	X
Preferred Stocks	X	X	X	X
Private Funds	X	X	X	X
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X
Stock Purchase Rights	X	X	X	X
Unseasoned Companies	X	X	X	X
Fixed-Income Securities
Asset-Backed Securities	X	X	X	X
Banking Industry Obligations/Savings Industry Obligations and Short-Term Investments	X	X	X	X
Commercial Paper	X	X	X	X
Corporate Debt Securities	X	X	X	X
Credit-Linked Notes	X	X	X	X
Floating or Variable Rate Instruments	X	X	X	X
Government Trust Certificates	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X
High-Yield Securities	X	X	X	X
Loans	X	X	X	X
Mortgage-Related Securities	X	X	X	X
Municipal Securities(5)	X	X	X	X
Trust Preferred Securities	X	X	X	X
U.S. Government Securities	X	X	X	X
Zero-Coupon, Deferred Interest Securities, and Pay-In-Kind Bonds	X	X	X	X
Foreign and Emerging Market Investments
Depositary Receipts	X	X	X	X
Eurodollar and Yankee Dollar Instruments	X	X	X	X
Eurodollar Convertible Securities	X	X	X	X
Foreign Bank Obligations	X	X	X	X
Foreign Currency Transactions	X	X	X	X
Foreign Debt Securities	X	X	X	X
Foreign Mortgage-Related Securities	X	X	X	X
Forward Foreign Currency Exchange Transactions	X	X	X	X
Sovereign Debt Securities/Brady Bonds	X	X	X	X
Supranational Agencies	X	X	X	X
Derivatives
Forward Foreign Currency Exchange Contracts	X	X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X
Hybrid Instruments	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X
Straddles	X	X	X	X
Swap Transactions and Options on Swap Transactions	X	X	X	X
Synthetic Convertible Securities	X	X	X	X
Warrants	X	X	X	X

Asset Classes/ Investment Techniques	Pooled Emerging Markets Corporate Debt	Pooled Emerging Markets Hard Currency Sovereign Debt	Pooled Emerging Markets Local Currency Debt	Pooled Loan
Other Investment Practices
Borrowing	X	X	X	X
Currency Management	X	X	X	X
Forward Commitment Transactions	X	X	X	X
Interest Rates and Fund Maturity	X	X	X	X
Portfolio Hedging	X	X	X	X
Repurchase Agreements	X	X	X	X
Restricted and Illiquid Securities	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X	X	X	X
Securities Lending	X	X	X	X
Segregated Accounts	X	X	X	X
Short Sales	X	X	X	X
Strategic Transactions	X	X	X	X
To Be Announced Sale Commitments	X	X	X	X
When-Issued Securities and Delayed-Delivery Transactions	X	X	X	X

EQUITY SECURITIES

The market price of equity securities, such as common stocks and preferred stocks, owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities.

Common Stocks

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company’s organization and operations. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, including convertible securities, preferred stocks, rights, warrants, or other securities exchangeable for, or otherwise providing similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted, either at a stated price or rate within a specified period of time into a specified number of shares of a common stocks. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer.

By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks. In evaluating a convertible security, the adviser or the sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

The market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible securities purchased by a Fund because the Fund purchases such securities for their equity characteristics.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund’s adviser or the sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to a Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund’s performance when the Fund’s asset base is small. Consequently, IPOs may constitute a significant portion of a Fund’s returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund’s assets as it increases in size and, therefore, have a more limited effect on the Fund’s performance in the future.

There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease, or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies.

Each Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. A Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the Fund’s total assets in the investment company; or (iii) invest more than 10% of the Fund’s total assets in all investment company holdings.

For so long as shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. A Fund’s investments in certain private investment vehicles are not subject to this restriction.

There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Exchange-Traded Funds (“ETFs”)

ETFs are passively managed investment companies traded on a securities exchange whose goals may be to track or replicate a desired index, such as a sector, market, or global segment. The goal of an active ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. ETFs are traded on exchanges similarly to publicly traded companies. Consequently, the risks and costs are similar to that of a publicly traded company. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the price of an ETF may vary significantly from the NAV of the ETF’s underlying indices. Additionally, if a Fund elects to redeem its ETF shares rather than selling them in the secondary market, the Fund may receive the underlying securities which it would then have to sell in order to obtain cash. Additionally, when a Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when and an ETF accepts purchase and redemption orders. Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent a Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, a Fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”)

Equity Equivalents are securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), Standard & Poor’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), iShares MSCI Index Shares (“iShares”) (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and PowerShares QQQTM (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market). Such securities are similar to index mutual funds but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund’s assets across a broad range of equity securities.

To the extent a Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing, and other operational expenses. Indirectly, shareholders of the Fund may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a Fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of a Fund.

iShares track the performance of several international equity indices. Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAV of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Investment Companies that Invest in Senior Loans

Some investment companies invest primarily in interests in variable or floating rate loans or notes (“Senior Loans”). Senior Loans, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants that must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Risks of Senior Loans

Credit Risk.    Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized statistical rating organization (“NRSRO”). Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment-grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment-grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of the dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral.    Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loans. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized.

Limited Secondary Market.    Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund’s ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans.    The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans.    The primary risk arising in connection with subordinated loans is that because the holder’s interest is subordinated, there is the potential for loss in the event of default by the issuer of the loans. Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Preferred Stocks

A preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stock, preferred stock may offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Private Funds

Private funds are U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in Sections 3(c)(1) or 3(c)(7), a Fund’s ability to invest in them will be limited. In addition, shareholders of a Fund will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of a Fund to dispose of interests in private funds is very limited and involves risks, including loss of the Fund’s entire investment in the private fund.

Private funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. A Fund receives a stream of cash flows in the form of interest payments from the underlying assets. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.

The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the pooled investments hold securities of many issuers, the default of a few issuers would not impact a Fund significantly. However, a Fund bears its proportionate share of any expenses incurred by the pooled investments. In addition, a Fund assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interest. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structure securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Real estate securities include investments in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses and real estate investment trusts (“REITs”). REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the northeastern

United States, or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (“Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Risks Associated with Investing in REITs and the Real Estate Industry in General

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only a proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REIT’s generally depend on their ability to generate cash flow to make distributions to shareholders.

To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self- liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed-rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagers elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT’s investments in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs’ investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Although a Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate securities directly than with investing in the stock market generally. These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing for a single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under applicable tax credits and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time. To the extent a Fund invests in international REITs, such a REIT may be considered a “passive foreign investment company which may result in an adverse situation for the Fund.

Stock Purchase Rights

Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stocks on a specific date or during a specific period of time. The exercise price on the stock purchase rights is normally at a discount from market value of the common stocks at the time of distribution. The stock purchase rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a stock purchase right does not necessarily change with the value of the underlying securities, and they expire worthless if they are not exercised on or prior to their expiration date.

Unseasoned Companies

Unseasoned companies are companies with a record of less than three (3) years’ continuous operation, including the operations of any predecessors and parents. These companies have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME INVESTMENTS

The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or fixed-income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income instrument. Depending upon, among other things, the adviser’s or the sub-adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s Investor Service, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another NRSRO, or if not rated by a NRSRO, are determined by the adviser or the sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt, and are similar in structure to mortgage-related securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates. In the case of privately-issued mortgage-related and asset-backed securities, a Fund takes the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities entail certain risks not presented by mortgage-related securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable, or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted below with respect to Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”), the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities also include Aircraft Lease Receivables (“ALRs”). ALRs are generally structured as a pass through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the ALRs are not as sensitive to changes in interest rates. However, the ALRs may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. A CPN is also backed by interests in various assets, including other asset-backed securities, residential mortgage-related securities, collateralized mortgage-related securities, and other instruments.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a Fund.

The non-mortgage-related asset-backed securities in which a Fund may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables, and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid. Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Collateralized Debt Obligations (“CDOs”)

CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”). In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectuses (such as interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Corporate Asset-Backed Securities

Corporate asset-backed securities, which are issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

Banking Industry Obligations, Savings Industry Obligations, and Other Short-Term Investments

Banking industry obligations include, but are not limited to: (i) certificates of deposit, (ii) fixed time deposits, (iii) bankers’ acceptances, and (iv) other short-term debt obligations issued by commercial banks. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Fund will not invest in fixed time deposits which (i) are not subject to prepayment; or (ii) provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, such investment would mean that a Fund would exceed its limitation in illiquid securities.

When a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limit the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

For foreign banks, there is a possibility that liquidity could be impaired because of: (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its respective investment objectives and policies stated above and in its Prospectuses, a Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Fixed time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

A Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan (“S&L”) associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten (10) years or more, the Funds may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated Aa or higher by Moody’s, AA or higher by S&P, or have received a comparable rating by another NRSRO, or, if not rated by a NRSRO, are determined by the adviser or the sub-adviser to be of comparable quality.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which, the lender may determine to invest varying amounts.

A Fund may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Fund, the Fund may invest in commercial paper: (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P; (ii) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or S&P; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Fund may invest.

Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount under the note, at any time, up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, a Fund’s adviser or sub-adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. A Fund’s adviser or sub-adviser also will consider the extent to which the variable rate master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P. A Fund may invest in them only if the adviser or the sub-adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which the Fund may invest. Master demand notes are considered by the Funds to have a maturity of one day unless the adviser or the sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of Moody’s and S&P ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Company’s/Trust’s Board of Directors/Trustees (“Board”) shall not be considered to be restricted.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities. Some Funds may invest only in debt securities that are investment grade (rated Baa or better by Moody’s, BBB- or better by S&P or, if not rated by Moody’s or S&P, a comparable rating from another NRSRO, or, if not rated by a NRSRO, are determined to be of comparable quality by the Fund’s adviser or sub-adviser. Other Funds may also invest in debt securities that are rated below investment grade. Investments in corporate debt securities that are rated below investment grade are described in “High Yield Securities” below.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also a risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument.

Debt securities rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Bonds, and particularly those rated BBB- or Baa3, have speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal. Bonds rated below BBB- or Baa- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Fund will not accrue any income on these securities prior to delivery. A Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

A Fund also may invest in corporate debt securities of foreign issuers (including preferred or preference stocks), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Company’s/Trust’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company (“RIC”) for federal tax purposes.

Moody’s and S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by a Fund’s adviser or sub-adviser.

Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Fund in this case. A CLN is issued by a trust, a special purpose vehicle, and collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for a Fund in accordance with the Fund’s investment objective. A CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, a CLN holder receives either a fixed rate or a floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. A CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, a CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). A Fund cannot assure that it can implement a successful strategy regarding this type of investment.

Floating or Variable Rate Instruments

Floating or variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since a Fund may retain the bond if interest rates decline. By acquiring these types of instruments, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

Credit rating agencies frequently do not rate floating and variable rate instruments; however, a Fund’s adviser or sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit. Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which a Fund invests. Such money market instruments are considered, for the purposes of a Fund’s investment, to be floating rate debt.

Government Trust Certificates

Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign

Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s, or have received a comparable rating by another NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed the Fund’s allowable limit of investment in illiquid securities. The term of a GIC will be one (1) year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Securities

High-yield securities (commonly referred to as “junk bonds”) are debt securities that are rated lower than Baa3 by Moody’s or BBB- by S&P, or, if not rated by Moody’s or S&P, of comparable quality.

High-yield securities include certain corporate debt obligations, higher yielding preferred stocks and mortgage-related securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund’s net asset value (“NAV”). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings:

•	Ba - judged to have speculative elements; their future cannot be considered as well assured.
•	B - generally lack characteristics of a desirable investment;
•	Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest;
•	Ca - speculative in a high degree; often in default; and
•	C - lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.

•	1 indicates that the security is in the higher end of its rating category;
•	2 indicates a mid-range ranking; and
•	3 indicates a ranking towards the lower end of the category.

The following are excerpts from S&P’s description of its bond ratings:

•	BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation;
•	BB indicates the lowest degree of speculation;
•	C indicates the highest degree of speculation; and
•	D - in payment default.

S&P applies indicators “+,” no character and “-” to its rating categories. The indicators show relative standing within the major rating categories.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While the adviser or the sub-adviser may refer to ratings issued by established credit rating agencies, it is not the Funds’ policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the sub-adviser’s own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the sub-adviser’s own credit analysis than in the case of a fund investing in higher quality fixed-income securities. These lower rated securities may also include zero-coupon bonds, deferred interest bonds and pay-in-kind bonds.

Risks Associated with High-Yield Securities

Medium- to lower-rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield securities may not fall as much as U.S. Treasury or investment-grade corporate bonds. Conversely when interest rates fall, high-yield securities may underperform U.S. Treasury and investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at a greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by a Fund defaults, the Fund may incur additional expenses seeking recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and a Fund’s NAV. Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay interest periodically and in cash.

Payment Expectations. High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds. The ability of a Fund’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market. To the extent a Fund owns illiquid or restricted high-yield securities; these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities. A Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of NRSROs such as Moody’s and S&P are considered, a Fund’s adviser or sub-adviser may primarily rely on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund’s investment objective may be more dependent on the Fund’s adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The adviser or sub-adviser continually monitors the investments in each Fund’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. A Fund may retain a security whose rating has been changed.

Congressional Proposals. New laws and proposed laws may negatively affect the market for high-yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities. Any such proposals, if enacted, could negatively affect a Fund’s NAV.

Index-, Currency- and Equity-Linked Securities

“Index-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, determined by reference to one or more foreign currencies.

Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index- and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or sub-adviser. Markets, underlying securities and indices may move in a direction that was not anticipated by the Adviser or sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See “Restricted Securities, Illiquid Securities and Liquidity Requirements” below.

Loans

Investment Quality and Credit Analysis

Loans in which the Funds invest generally are rated below investment-grade credit quality or are unrated. In acquiring a loan, the sub-adviser will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The sub-adviser performs its own independent credit analysis of each borrower. In so doing, the sub-adviser may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The sub-adviser also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by a Fund.

Senior Loan Characteristics

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. A Fund may also receive guarantees as a form of collateral. Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again.

Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits. A Fund typically invests only in the term loan portions of Senior Loan structures, although it does sometimes invest in the revolving loan portions and the pre-funded letters of credit portions.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e., they change as market rates of interest change.

Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between a Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, a Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a Fund could experience a decrease in the NAV.

A Fund acquires Senior Loans from lenders such as commercial and investment banks, insurance companies, finance companies, other investment companies and private investment funds.

Investment by a Fund

A Fund typically invests in Senior Loans primarily by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., in the primary market) or after the initial loan transaction (i.e., in the secondary market). When a Fund purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When a Fund purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of interest payments from, the lender making the assignment. A Fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan.

Investments through the use of such derivative instruments involve counter party risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. Unlike an assignment as described below, a Fund does not have a direct contractual relationship with the borrower. A Fund seeks to minimize such counter party risk by purchasing such investments only from large, well established and highly rated counter parties.

There is no minimum rating or other independent evaluation of a borrower limiting a Fund’s investments and most Senior Loans that the Fund may acquire, if rated, will be rated below investment-grade credit quality.

Assignments

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because a Fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

Acquisition Costs

When a Fund acquires an interest in a Senior Loan in the primary market, it typically acquires the loan at par less its portion of the fee paid to all originating lenders. When a Fund acquires an interest in a Senior Loan in the secondary market, it may be at par but typically the Fund will do so at premium or discount to par.

Loan Participation and Assignments

A Fund’s investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such assets, a Fund anticipates that such assets could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such assets and a Fund’s ability to dispose of particular assignments or participations when necessary to meet redemption of Fund shares, to meet the Fund’s liquidity needs or, when necessary in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these assets for purposes of calculating its NAV.

Originating Loans

A Fund has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating loans. However, a Fund has not acted as agent or co-agent on any loans and has no present intention of doing so in the future. An agent for a loan is required to administer and manage the loan and to service or monitor the collateral. The agent is also responsible for the collection of principal, interest, and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower’s financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the loan.

Lenders generally rely on the agent to collect their portion of the payments on a loan and to use the appropriate creditor remedies against the borrower. Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.

When a Fund is an agent, it has as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to the lenders, if any, assumes all risks associated with the loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or relating collateral therefore, frequently require the unanimous vote or consent of all lenders affected. When a Fund participates as an original lender, it typically acquires the loan at par.

Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower. Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower’s default on a loan, the loan agreements provide that the lenders do not have recourse against a Fund for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A Fund normally looks to the agent to collect and distribute principal of, and interest on, a Senior Loan. Furthermore, a Fund looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor credit loan covenants, and notify the lenders of any adverse changes in the borrower’s financial condition or declarations of insolvency. At times a Fund may also negotiate with the agent regarding the agent’s exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreements in connection with Senior Loans set forth the standard of care to be exercised by the agents on behalf of the lenders and usually provide for the termination of the agent’s agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

Additional Information on Loans

Loans in which a Fund invests are typically made to business borrowers to finance leveraged buyouts, recapitalizations, mergers, stock repurchases, and to finance internal growth. Such loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the loan in an order of maturity described in the loan documents. Under certain interests in loans, a Fund may have an obligation to make additional loans upon demand by the borrower. A Fund intends to ensure its ability to satisfy such demands by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

A Fund believes that the principal credit risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan. A Fund may incur additional credit risk when the Fund acquires a participation in a loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired. However, in acquiring loans, a Fund conducts an analysis and evaluation of the financial condition of each such lender. In this regard, if the lenders have a long-term debt rating, the long-term debt of all such participants is rated “BBB-” or better by S&P or “Baa3” or better by Moody’s, or has received a comparable rating by another NRSRO. In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least “A-1” by S&P or “P-1” by Moody’s. In the absence of such rated long-term debt or rated commercial paper, a Fund may acquire participations in loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the adviser under the supervision of the Trustees. A Fund also diversifies its portfolio with respect to lenders from which the Fund acquires loans. (See “Investment Restrictions.”)

Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising a Fund’s portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. A Fund generally holds loans to maturity unless it has become necessary to sell them to satisfy any shareholder repurchase offers or to adjust the Fund’s portfolio in accordance with the adviser’s or sub-adviser’s view of current or expected economic or specific industry or borrower conditions.

Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. Prepayment may be deferred by a Fund. This should; however, allow a Fund to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Fund.

Because interest rates paid on these loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new loan by a Fund will not have a material adverse impact on the yield of the portfolio. (See “Fund Transactions.”)

Under a loan, the borrower generally must pledge as collateral, assets which may include one or more of the following: cash, accounts receivable, inventory, property, plant and equipment, both common and preferred stocks in its subsidiaries, trademarks, copyrights, patent rights and franchise value. A Fund may also receive guarantees as a form of collateral. In some instances, a loan may be secured only by stock in a borrower or its affiliates. However, there is no assurance that the borrower would provide additional collateral, that the liquidation of the existing collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal, or that such collateral could be readily liquidated.

A Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling, and holding loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing.

Mortgage-Related Securities

Mortgage-related securities represent participation interests in pools of adjustable and fixed-rate mortgage loans secured by real property. The types of mortgage-related securities a Fund may invest in include adjustable rate mortgage securities, agency mortgage-related securities, CMOs, interest/principal only stripped mortgage-related securities, real estate mortgage investment conduits (“REMICs”), and subordinated mortgage securities, Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers. A Fund may invest only in those mortgage-related securities that meet its credit quality and portfolio maturity requirements.

Mortgage-related securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the adviser or the sub-adviser may, consistent with a Fund’s investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities in which a Fund may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs. Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

Risks of Investing in Mortgage-Related Securities

Investments in mortgage-related securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a Fund may be lengthened.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities. Because investments in mortgage-related securities are interest-rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the IO class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Adjustable Rate Mortgage Securities (“ARMS”)

ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed-rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: (i) those based on U.S. Treasury securities and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, often related to ARMS issued by the FNMA, tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency Mortgage-Related Securities

Agency mortgage securities are mortgage-related securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“GNMA”), the FNMA, and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See, “U.S. Government Securities”)

FNMA:    FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate growing equity mortgage loans; (iii) fixed-rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed-rate mortgage loans secured by multifamily projects.

FHLMC Securities:    The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC certificate, timely payment of the amounts representing a holder’s proportionate share in: (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities:    GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

The average life of a GNMA certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA certificates. First, GNMA certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of a Fund would be reduced.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a hybrid between a mortgage-related bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC, or the FNMA, and their income streams.

CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass-through of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity. Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as a Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, a Fund may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage-related securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

In a typical CMO transaction, a corporation (issuer) issues multiple portfolios (e.g., A, B, C, and Z) of CMO bonds. Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, and Z. The portfolio’s A, B, and C CMO bonds all bear current interest. Interest on the portfolio’s Z CMO bond is accrued and added to the principal; a like amount is paid as principal on the portfolio’s A, B, or C CMO bond currently being paid off. When the portfolio’s A, B, and C CMO bonds are paid in full, interest and principal on the portfolio’s Z CMO bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The Funds consider GNMA-, FNMA-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. government securities for purposes of each Fund’s investment policies.

Commercial Mortgage-Related Securities

Commercial mortgage-related securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-related securities has developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family mortgage-related securities. Many of the risks of investing in commercial mortgage-related securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-related securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Forward Roll Transactions

A Fund may enter into “forward roll” transactions with respect to mortgage-related securities (also referred to as “mortgage dollar rolls”). In this type of transaction, a Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to a Fund in excess of the yield on the securities that have been sold.

A Fund will only enter into “covered” rolls. To assure its future payment of the purchase price, a Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

These transactions have risks. During the period between the sale and the repurchase, a Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities a Fund sells may decline below the price at which a Fund is obligated to repurchase securities.

Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMBS are usually structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the “Interest Only” or “IO” class), while the other class will receive the entire principal (the “principal-only” or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the adviser or sub-adviser under guidelines and standards established by a Fund’s Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Privately-Issued Mortgage-Related Securities

Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages. Each Fund limits its investments in privately issued mortgage-related securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

A Fund may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests. A Fund will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

These mortgage-related securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of credit enhancement. These credit enhancements fall generally into two categories: (i) liquidity protection; and (ii) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-related securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies, or letters of credit through various means of structuring the transaction or through a combination of such approaches.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which a Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof, prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index, or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest, is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder are exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to a Fund of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. A Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

A Fund’s adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The sub-adviser has developed guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. A Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the adviser or the sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. A Fund’s sub-adviser may seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy, and with respect to losses due to the failure of a master service to comply with its obligations under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single-, multi-family, and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks, or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (i) establishes requirements for each service; (ii) administers, supervises, and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (iii) maintains any primary insurance, standard hazard insurance, special hazard insurance, and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and may also be the service with respect to all, or a portion of, the mortgage loans contained in a trust fund for a series of certificates.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, municipalities, and other political sub-divisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax. Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are obligations secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

Risks of Investing in Municipal Securities

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. A Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. A Fund also may purchase municipal bonds due to changes in the sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

A Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability to municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner.

Industrial Development Bonds and Pollution Control Bonds

These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. A moral obligation security is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of a moral obligation security cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation.

Certificates of participation are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure, might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

A Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by a Fund’s adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Fund’s adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations.

These securities include the following:

Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction loan notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-term discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by a Fund as debt investments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3% of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock. Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated. The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible), and as equity securities for calculation of capital requirements.

In certain instances, this structure involves more than one financial institution and, accordingly, more than one trust. In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Therefore, the trust-preferred securities held by the investors are backed by the trust- preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, a Fund’s adviser or sub-adviser evaluates the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to a Fund.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. government, its agencies or instrumentalities. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as bills, notes, and bonds). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest and thus, they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.

In addition, U.S. government securities include securities issued by agencies or instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA, and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. A Fund generally will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Obligations of the International Bank for Reconstruction and Development may be purchased. These obligations which, while technically not a U.S. government agency or instrumentality, have the right to borrow from the participating countries, including the United States.

A Fund may also invest in U.S. Treasury obligations, which are obligations issued or guaranteed by U.S. government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as GNMA pass-through mortgage certificates; some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as FNMA bonds; while others are supported only by the credit of the entity that issued them, such as FHLMC obligations.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of the FNMA and FHLMC in exchange for senior preferred stock and warrants for common stocks of the entities. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact a Fund.

Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Bonds

Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest rates (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon bonds and pay-in-kind bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, pay-in-kind bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.

The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero-coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

A pay-in-kind security is a debt obligation which provides that the issuer of the security may, at its option, pay interest or dividends on such security in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.

A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, a Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

The risks associated with lower-rated debt securities apply to these securities. Zero-coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers traded outside the United States involve certain risks not ordinarily associated with investments in securities of domestic issuers.

Although a Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the adviser or the sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by a Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Fund, and any income earned by the Fund should be considered incidental.

A Fund also may invest in corporate debt securities of foreign issuers (including preferred or preference stocks), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company (“RIC”) for federal tax purposes.

Restrictions on Foreign Investments

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a Fund’s shares.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occuring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods, imposition of taxes, currency restrictions, and exchange control regulations.

Taxes. The interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by a Fund.

Costs. The expense ratio of a Fund when investing in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic, and other conditions.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities representing interests in securities of foreign issuers (collectively, “Depositary Receipts”). These securities are typically dollar denominated, although their market price may be subject to fluctuations of the foreign currencies in which the underlying securities are denominated.

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States. Typically, these securities are traded on the Luxembourg exchange in Europe. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories.

Depositary Receipts may be in registered form or bearer form. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities. Non-voting depositary receipts evidence non-voting equity interests in a foreign issuer.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.

Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign securities.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. A Fund may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange (“NYSE”) or the AMEX or that are convertible into publicly traded common stocks of U.S. companies. A Fund may also invest in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Transactions

Foreign currency transactions involve buying and selling securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in other currencies. A Fund may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Foreign Debt Securities

Foreign debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries, and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income which could result in a return of capital to shareholders. A Fund’s portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, as amended, the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration, or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern

European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of a Fund’s investment income may be received or realized in foreign currencies, the Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (such as Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, prepayment experience, and maturities of loans.

Sovereign Debt Securities/Brady Bonds

Sovereign debt securities are issued by governments of foreign countries. The sovereign debt securities in which a Fund may invest may be rated below investment-grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

Brady Bonds represent a type of sovereign debt. These obligations are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela, and may be issued by other emerging countries.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities and are considered to be speculative. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Risks of Investing In Sovereign Debt/Brady Bonds

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a Fund may invest, potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities. A Fund may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, a Fund may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which a Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, a Fund may have few or no effective legal remedies for collecting on such debt.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Supranational Agencies

Securities of supranational agencies are not considered to be government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVE INSTRUMENTS

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures contracts, options, swaps and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.

Transactions in derivative instruments may include:

•	the purchase and writing of options on securities (including index options) and options on foreign currencies;
•	the purchase and sale of futures contracts based on financial, interest rate, and securities indices, equity securities, or fixed-income securities; and
•

entering into forward contracts, swaps, and swap related products, such as equity index, interest rate, or currency swaps, credit default swaps (long and short), and related caps, collars, floors, and swaps.

Some derivatives may be used for “hedging,” meaning that they may be used when the sub-adviser seeks to protect a Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the sub-adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a Fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the sub-adviser’s ability to predict and understand relevant market movements.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, a Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser or sub-adviser to forecast interest rates and other economic factors correctly. If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If a Fund’s adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to: (i) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, (ii) the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (iii) the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

The success of transactions in derivative instruments depends on a Fund’s adviser’s or sub-adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a Fund to additional investment risks and transaction costs. If a Fund’s adviser or sub-adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

Certain Funds may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If a Fund’s adviser or sub-adviser’s judgment about fluctuations in securities prices, interest rates, or currency prices proves incorrect, or the strategy does not correlate well with a Fund’s investments, the use of derivatives could result in a loss to the Fund and may, in turn, increase the Fund’s volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit a Fund.

Forward Foreign Currency Exchange Contracts

A Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore the Fund may enter into forward foreign currency exchange contracts to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

Forward contracts for foreign currency (forward foreign currency exchange contracts) obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers.

Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. These contracts may be used for hedging to attempt to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A Fund may enter into a forward exchange contract in order to “lock in” the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. A Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as “cross hedging.” The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (i.e., cash) (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. A Fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

Alternatively, when the sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in, or exposed, to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

A Fund will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, a Fund may purchase a given foreign currency through a forward contract if, in the judgment of the sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, a Fund may sell the currency through a forward contract if the adviser or the sub-adviser believes that its value will decline relative to the dollar.

A Fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund’s ability to utilize forward contracts in the manner set forth above may be restricted.

A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the adviser or the sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Fund may also hold foreign currency in anticipation of purchasing foreign securities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. A Fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

Futures Contracts and Options on Futures Contracts

Each Fund may enter into futures contracts, including futures contracts related to stock indices and interest rates among others. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a Fund’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts generally call for settlement only on a certain date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as “marking to the market.”

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is achieved by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contracts.

When using futures contracts as a hedging technique, at best the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there are may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund’s overall return could be less than if the hedging transactions had not been undertaken.

Investments in futures contracts on fixed-income securities involve the risk that if a Fund’s adviser’s or sub-adviser’s judgment concerning the general direction of interest rates is incorrect, the Fund’s overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility that an increase in interest rates would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be at increased prices, which reflect the rising market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss of such securities upon disposition.

“Margin” is the amount of funds that must be deposited with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund’s futures contracts. A margin deposit is intended to assure a Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, a Fund marks-to-market the current value of its open futures contracts. A Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will maintain a segregated account held by the custodian or a futures commodities merchant, cash and/or liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Policies on the Use of Futures and Options on Futures Contracts

Each Fund may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that over-the-counter options and assets used to cover sold over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund’s assets (the “SEC illiquidity ceiling”). Although the Fund’s sub-adviser may disagree with this position, each Fund’s sub-adviser intends to limit the Fund’s selling of over-the-counter options in accordance with the following procedure. Also, the contracts a Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Fund may also sell over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

Limitations on Futures Contracts and Options on Futures Contracts

When purchasing a futures contract, a Fund must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by the Fund. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, a Fund will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

Risks Associated with Futures Contracts and Options on Futures Contracts

The value of a futures contract may decline. While a Fund’s transactions in futures may protect a Fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Fund from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a Fund’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that a Fund’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and a Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most Funds will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade or, in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. However, foreign markets may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the Commodity Futures Trading Commission (“CFTC”) and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. A Fund could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade, and those that are not.

The Company/Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the adviser or sub-adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of a Fund for the period may be less than if it had not engaged in the hedging transaction.

Foreign Futures Contracts and Foreign Options

Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (“NFA”), nor any domestic exchange, regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Interest Rate Futures Contracts

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

A Fund may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Fund might employ, a Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all, or part, of an increase in the market price of the long-term debt security, that a Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or the entire decline in market value of that security that would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily the Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures Contracts

A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.

A “stock index” assigns relative values to the common stocks included in an index (for example, the S&P 500® Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

Purchases or sales of stock index futures contracts are used to attempt to protect a Fund’s current or intended stock investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

To the extent that changes in the value of a Fund corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to a Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

(i)	when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)	forego possible price appreciation;
(b)	create a situation in which the securities would be difficult to repurchase; or
(c)	create substantial brokerage commissions.

(ii)

when a liquidation of a Fund has commenced or is contemplated, but there is, in the adviser’s or the sub-adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(iii)	to close out stock index futures purchase transactions.

Where a Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Stock index futures might also be purchased:

(i)

if a Fund is attempting to purchase equity positions in issues which it had, or was having, difficulty purchasing at prices considered by the adviser or the sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the Fund; or

(ii)	to close out stock index futures sales transactions

Options on Futures Contracts

Each Fund may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A Fund may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indices.”

(i)

if a Fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by its adviser or sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the Fund; or

(ii)	to close out stock index futures sales transactions.

As long as required by regulatory authorities, each Fund will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section.

For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. A Fund’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

If a purchase or sale of a futures contract is made by a Fund, it is required to deposit with its custodian a specified amount of cash and/or securities (“initial margin”). The initial margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” The payment or receipt of the variation margin does not represent a borrowing or loan by a Fund but is settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund marks-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Options on futures contracts that are sold or purchased by a Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A Fund may sell call options on futures contracts only if it also: (i) purchases the underlying futures contract; (ii) owns the instrument, or instruments included in the index, underlying the futures contract; or (iii) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held is equal to or less than the exercise price of the call sold; or is greater than the exercise price of the call sold if the difference is maintained by a Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). A Fund may sell put options on futures contracts only if it also: (i) sells the underlying futures contract; (ii) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract; or (iii) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by a Fund in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by a Fund, the Fund will be required to sell the underlying futures contract which, if a Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by a Fund is exercised, the Fund will be required to purchase the underlying futures contract which, if a Fund has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provide a partial hedge against any decline that may have occurred in the Fund’s holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities a Fund intends to purchase. If a put or call option a Fund has sold is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund’s losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. There is no guarantee that the strategy will be successful, and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or of the issuer of the Hybrid Instrument would be an additional risk factor which a Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Fund.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a Fund’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

Options on Securities and Securities Indices

A Fund may purchase and sell put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. A Fund may also write combinations of put and call options on the same security, known as “straddles”. Such transactions can generate additional premium income but also present increased risk. A Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Fund wants to purchase at a later date. A Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the sub-adviser.

In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by a Fund’s adviser or sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian assets determined to be liquid by the adviser or sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid the sub-adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit a Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit a Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, completing a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Fund, provided that another option on such security is not sold.

A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by a Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by a Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then sell a call option against that security. The exercise price of the call a Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time a Fund will be required to take delivery of the security at the exercise price; the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

By selling a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that a Fund anticipates purchasing in the future. If such increase occurs, the call option will permit a Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Fund.

In certain instances, a Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, a Fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

The Funds will not write call options on when-issued securities. The Funds purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such a gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate a Fund’s obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. However, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapse unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The purchase of put options may be used to protect a Fund’s holdings in an underlying security against a substantial decline in market value. Such protection, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options also may be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option’s current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Risks Associated with Investing in Options on Securities and Securities Indices

There are several risks associated with transactions in options on securities and on indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class of series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company (“RIC”). (See, “Tax Considerations.”)

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Exchange-Traded/Over-the-Counter (“OTC”) Options

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a Fund can realize the value of an OTC option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes an OTC option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer.

While a Fund seeks to enter into OTC options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless a Fund, as a covered option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

OTC options and the assets used as cover for written OTC options are considered to be illiquid securities. Unlike exchange-traded options, OTC options do not trade in a continuous liquid market. In connection with OTC option arrangements, a Fund has established standards for the creditworthiness of the dealers with which it may enter into OTC option contracts and those standards, as modified from time to time, are implemented and monitored by the Fund’s adviser or sub-adviser. Under these special arrangements, a Fund will enter into contracts with dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between the contracts with different dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, by which the option is “in the money.” The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out of the money.” Strike price refers to the price at which an option will be exercised. Covered assets refer to the amount of cash or liquid assets that must be segregated to collateralize the value of the OTC option contracts written by a Fund. Under such circumstances, a Fund will treat as illiquid that amount of the covered assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in the money”). Although each agreement will provide that a Fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, a Fund might pay more to repurchase the OTC option contract than the Fund would pay to close out a similar exchange-traded option.

While a Fund seeks to enter into OTC Options only with dealers who can enter into closing transactions with the Fund or the Underlying Fund, no assurance exists that the Fund or the Underlying Fund will at any time be able to liquidate an OTC Option at a favorable price at any time prior to expiration. If a Fund or a Fund, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC Option. With respect to options written by a Fund or a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund or a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC has taken the position that purchased OTC options and the assets used to cover written OTC options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Fund’s assets (“SEC illiquidity ceiling). OTC options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Fund relies on the party from whom it purchases an OTC option to perform if the Fund exercises the option. With OTC options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC options are less liquid than exchange-traded options.

Foreign Currency Options

Options on foreign currencies may be purchased and sold for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Fund may sell options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. Foreign currency options sold by a Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The Funds may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Options on Securities Indices

A Fund may purchase or sell call and put options on securities indices for the same purposes as it purchases or sells options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, a Fund is required to maintain a segregated account consisting of cash, cash equivalents, or high grade obligations or a Fund must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of the Fund’s securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, a Fund is required to maintain a segregated account consisting of cash, cash equivalents, or high grade obligations or a Fund must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of the Fund’s securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by; (ii) a fixed “index multiplier.”

A Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Fund’s sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio. When a Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by the Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). A Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Fund will receive a premium from selling a put or call option, which increases the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has sold a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s or the Underlying Fund’s stock investments. By selling a put option, a Fund assumes the risk of a decline in the index.

Put and Call Options

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the sub-adviser.

Put and call options are derivative securities traded on U.S. and foreign exchanges, including the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange, and the NYSE. Except as indicated in “Fund Hedging,” the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

If a put option is purchased, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the adviser or sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund holds a stock which the adviser or sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, is the amount by which a Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapse unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. A Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. A Fund generally will purchase only those options for which the adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

A Fund will not write call options on when-issued securities. A Fund may purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

A Fund may write call options on futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate a Fund’s obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. A Fund generally will purchase only those options for which the adviser or the sub-adviser believes there is an active secondary market to facilitate closing transactions.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option’s current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Stock Index Options

A Fund may purchase and sell call and put options on stock indices. A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although the Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier”.

A Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the adviser or the sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its Fund. When a Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (i) is equal to or less than the exercise price of the call sold; or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). A Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by a Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Fund will receive a premium from selling a put or call option, which increases the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has sold a call option falls or remains the same, a Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s stock investments. By selling a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, selling covered put options on indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund’s security holdings.

The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when a Fund holds un-invested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a Fund owns.

Straddles

A straddle is a combination of a put and a call option written on the same underlying security and used for hedging purposes to adjust the risk and return characteristics of a Fund’s overall position. A possible combined position would involve writing a covered call option at one strike price, and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A straddle is “covered” when sufficient assets are deposited to meet the Fund’s immediate obligations. The Funds may use the same liquid assets or high-quality debt instruments to cover both the call and put options when the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will segregate liquid assets or high quality debt instruments equivalent to the amount, if any, by which the put is “in the money.”

By entering into a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Swap Transactions and Options on Swap Transactions

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. A swap option gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund that may engage in swaps may write (sell) and purchase put and call swap options

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”). Swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as: (i) for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, (ii) to protect against currency fluctuations, (iii) as a duration management technique, (iv) to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or (v) to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment policies, certain Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally to as “aggregation.”

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the adviser or the sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

A Fund may enter into credit swap agreements. The “buyer” in a credit contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: (i) a bank or trust company, (ii) savings association or credit union, (iii) insurance company, (iv) investment company subject to regulation under the 1940 Act, (v) commodity pool, (vi) corporation, partnership, proprietorship, organization, trust or other entity, (vii) employee benefit plan, (viii) governmental entity, (ix) broker-dealer, (x) futures commission merchant, (xi) natural person, or (xii) regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange-style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the adviser or the sub-adviser and a Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Moody’s or S&P, has an equivalent rating from a NRSRO, or is determined to be of equivalent credit quality by the adviser or the sub-adviser. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on its sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying a Fund’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a Fund at market value. However, the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Risks of Investing in Swap Transactions or Options on Swap Transactions

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the

Code may limit a Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, a Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Credit Default Swaps

A Fund may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities.

A Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, that Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, that Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.

Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Currency Exchange Swaps:

To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”). A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest Rate Caps, Interest Rate Floors.

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation. The adviser and the sub-adviser have determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Fund are considered to be illiquid assets.

Interest Rate Swaps

Interest rate swaps are contracts between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty will agree to make floating rate payments to the other counterparty, which in turn makes fixed-rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.” In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

An interest rate swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a “net” basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Company’s custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments.

Whether a Fund’s use of swap options will be successful in furthering its investment objective will depend on its sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

Risks of Investing in Swap Transactions or Options on Swap Transactions

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit a Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, a Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Risks Associated with Investing in Options, Futures and Forward Transactions

Risk of Imperfect Correlation of Hedging Instruments with a Fund’s Securities - A Fund’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund’s securities. In the case of futures and options based on an index, a Fund will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, a Fund would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which a Fund has a position and the portfolio securities a Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, a Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, a Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a Fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and a Fund may not be fully covered. As a result, a Fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a Fund’s holdings. When a Fund sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, a Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a Fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by a Fund may not fully protect it against risk of loss and, in any event, a Fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A Fund also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose a Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectuses and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, but involve additional risk, since a Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund’s ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by a Fund or decreases in the prices of securities or other assets a Fund intends to acquire. Where a Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose a Fund to greater risk.

Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The sub-adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Funds.

Risks of Options on Futures Contracts - The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges - Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for a Fund to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and OTC options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with a Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund’s ability to enter into desired hedging transactions. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser or the sub-adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of OTC trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Policies on the Use of Futures and Options on Futures Contracts

Each Fund may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that OTC options and assets used to cover sold OTC options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of a Fund’s assets (the “SEC illiquidity ceiling”). Although the sub-adviser may disagree with this position, the sub-adviser intends to limit a Fund’s selling of OTC options in accordance with the following procedure. Except as provided below, ING Thornburg Value Fund intends to sell OTC options only with primary U.S.

government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts a Fund has in place with such primary dealers provide that a Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Fund may also sell OTC options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component. For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Warrants

Warrants are, in effect, longer-term call options. A warrant gives the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses that it would not otherwise sustain.

Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

Risks Associated with Investing in Warrants

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

INVESTMENT TECHNIQUES

Borrowing

A Fund may borrow from banks. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by a Fund’s investment policies and restrictions. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund’s NAV. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. In the event a Fund borrows, the Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements are considered a form of borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a Fund’s borrowing limitations to the extent that the Fund establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to the Fund’s obligations under the when-issued or delayed delivery arrangement.

Currency Management

A Fund’s flexibility to participate in higher yielding debt markets outside of the United States may allow the Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. However, when a Fund invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Fund’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that a Fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the Fund’s investments should help increase the NAV of the Fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Fund’s securities are denominated will generally lower the net asset value of the Fund. A Fund’s adviser or sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options, and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Fund.

Forward Commitment Transactions

All Funds may purchase securities on a forward commitment basis if a Fund holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may realize short-term profits or losses upon such sales.

Interest Rates and Fund Maturity

Interest rates on loans in which a Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the LIBOR, the federal funds rate, the prime rate, or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The adviser and sub-adviser believe that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The prime rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.

Loans in which a Fund invests typically have multiple reset periods at the same time with each reset period applicable to a designated portion of the loan. The maximum duration of an interest rate reset on any loan in which a Fund may invest is one year. Although a Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less. A Fund’s portfolio of loans will ordinarily have a dollar-weighted average time until the next interest rate adjustment of 90 days or less, although the time may exceed 90 days. A Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans. If a Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to a Fund should increase. As short-term interest rates decline, interest payable to a Fund should decrease. The amount of time that will pass before a Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund’s portfolio of loans.

Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, a Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to a Fund would likely decrease.

In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, a Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, a Fund as lender would earn interest at a lower rate, but only on and after the reset date.

During normal market conditions, changes in market interest rates will affect a Fund in certain ways. The principal effect will be that the yield on a Fund’s shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which a Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on a Fund’s assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole, will tend to lag behind changes in market rates.

Market interest rate changes may also cause a Fund’s NAV to experience moderate volatility. This is because the value of a loan asset in a Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. If market interest rates change, a loan’s value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which a Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

Finally, to the extent that changes in market rates of interest are reflected, not in a change to a base rate such as LIBOR, but in a change in the spread over the base rate which is payable on loans of the type and quality in which a Fund invests, the Fund’s NAV could be adversely affected. Again, this is because the value of a loan asset in a Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan’s value based on changes in the market spread on loans in a Fund’s portfolio may be of longer duration.

Portfolio Hedging

Hedging against changes in financial markets, currency rates, and interest rates may be utilized. One form of hedging is with derivatives. Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. There can be no assurances that a Fund will employ a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although a Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if it did not hedge. If a Fund does not correctly predict a hedge, it may lose money. In addition, a Fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent a Fund’s adviser’s or sub-adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. In addition, a Fund pays commissions and other costs in connection with such investments.

Losses resulting from the use of hedging transactions will reduce a Fund’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

A Fund’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets, currency or interest rate fluctuations. In addition, a Fund’s derivative investments may also be used for non-hedging purposes — to protect the Fund’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

One form of hedging that may be utilized by certain of the Funds is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of a Fund’s other assets. Although a Fund will enter into such contracts with the intention of acquiring securities, the Fund may dispose of a commitment prior to the settlement if the investment adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the NYSE, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the adviser or the sub-adviser has determined to be of comparable creditworthiness. Such agreements may be considered to be loans by a Fund for purposes of the 1940 Act.

Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. The securities that a Fund purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the U.S. government securities.

The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or the sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If, at the time a Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. A Fund’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Company/Trust has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Fund only enters into repurchase agreements after the Fund’s adviser or its sub-adviser has determined that the seller is creditworthy, and the sub-adviser monitors the seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed that Fund’s limitation on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund may also incur disposition costs in connection with liquidating the securities.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by a Fund. Each Fund may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or the fund’s adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when the adviser or the sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund could be adversely affected.

Because of the nature of these securities, a considerable period of time may elapse between a Fund’s decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by a Fund pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Board.

The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund pursuant to procedures adopted by the Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase or sale without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under a Fund’s procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

A Fund may not invest more than the limit specified for the Fund (generally, 15% of its net assets) in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

The Funds treat any securities subject to restrictions on repatriation for more than seven (7) days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser or the sub-adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

A Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell U.S. government securities held by a Fund with an agreement that the Fund will repurchase the securities on an agreed upon date, price, and interest payment. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, liquid assets and/or high quality debt instruments having a dollar value equal to the repurchase price. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund’s total assets. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint.

To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the portfolio securities or a Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

A Fund may engage in dollar roll transactions with respect to mortgage securities issued by the GNMA, FNMA, and FHLMC in order to enhance portfolio returns and manage prepayment risks. A dollar roll transaction is similar to a reverse repurchase agreement in certain respects. In a dollar roll transaction, a Fund sells a mortgage-related security held in its portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar-roll transaction, cash, liquid assets, and/or high quality debt instruments of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s restrictions on borrowings. Furthermore, because dollar-roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Risks of Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for a Fund depends upon the “costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund’s NAV will increase faster than otherwise would be the case. Conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase a Fund’s yield in the manner described above. However, such transactions also increase a Fund’s risk of loss to capital and may result in a shareholder’s loss of principal.

Securities Lending

Each Fund may lend its portfolio securities to financial institutions such as broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage of the Fund’s total assets set forth in the Fund’s Prospectuses. No lending may be made to any companies affiliated with a Fund’s adviser.

These loans earn income for a Fund and are collateralized by cash, cash equivalents, securities, letters of credit, or U.S. government securities. A Fund might experience a loss if the financial institution defaults on the loan. A Fund seeks to mitigate this risk through contracted indemnification upon default.

Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Funds would be invested in high quality, short-term money market instruments. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

The borrower, at all times during the loan, must maintain with a Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a Fund must terminate the loan and vote the securities. Alternatively, a Fund may enter into an arrangement that ensures that it can vote the proxy even while, the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays a Fund any interest or distributions paid on such securities. A Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such collateral. A Fund might experience a loss if the financial institution defaults on the loan. A Fund seeks to mitigate this risk through contracted indemnification upon default.

Segregated Accounts

When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Short Sales

Certain Funds may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market value of the security will decline. To complete the sale, a Fund must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. The Fund is said to have a “short position” in the security sold until it delivers it to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Certain of the Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the Fund’s adviser or sub-adviser believes that a decline in the price of a particular security or group of securities is likely.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board. This percentage any be varied by action of the Board.

To meet current margin requirements, a Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements.

In addition, as a matter of policy, a Fund’s Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of a Fund’s total assets, taken at market value.

A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which a Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Fund as a RIC. (See, “Tax Considerations”).

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, a Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. Short sales against the box are not subject to the percentage limitations on short sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Strategic Transactions

A Fund may, but is not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns. Utilizing these investment strategies, a Fund may purchase and sell, to the extent not otherwise limited or restricted for such Fund, exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund’s adviser or sub-adviser to utilize these Strategic Transactions successfully will depend on the sub-adviser’s ability to predict, which cannot be assured, pertinent market movements. A Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold, or entered into only for bona fide hedging, risk management, or portfolio management purposes.

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments involve commitments in which the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-related securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss of the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time a Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally fifteen (15) to 45 days after the commitment is made. A Fund may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a Fund commits to purchase a security on a when-issued or delayed delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.

Each Fund will establish a segregated account with the custodian consisting of cash, liquid assets and/or higher quality debt instruments in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, a Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

A Fund may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Adviser’s or the sub-adviser’s determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, fixed-time deposits and bankers’ acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant Fund.

Each Fund’s investment objective is non-fundamental and may be changed by the Board without a shareholder vote. Each Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of a “majority” of the relevant Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (1) 67% or more of a Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (2) more than 50% of a Fund’s outstanding voting securities.

Fundamental Investment Restrictions

As a matter of fundamental policy, each Fund may not:

1.

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund;

2.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Fund;

3.

make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;

4.

underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

5.

purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund; or

7.

purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Additional Fundamental Investment Restriction – Pooled Loan Fund Only

As a matter of fundamental policy, the Fund may not:

8.

Purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

PORTFOLIO TURNOVER

A change in securities held in the portfolio of a Fund is known as “portfolio turnover” and may involve the payment by a Fund of dealer mark ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Funds.

Because the Funds had not commenced operations as of the fiscal year ended March 31, 2012, there are no historical turnover rates.

DISCLOSURE OF THE FUNDS’ PORTFOLIO SECURITIES

Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Fund posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and it is available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar quarter (i.e., each Fund will post the quarter-ending June 30 holdings on July 31). A Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law

Each Fund also compiles a list composed of its ten largest holdings (“Top Ten”). This information is produced monthly, and is made available on ING’s website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as practicable.

Investors (both individual and institutional), financial intermediaries that distribute each Fund’s shares and most third parties may receive a Fund’s annual or semi-annual shareholder reports, or view them on ING’s website, along with a Fund’s portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, a Fund may provide its portfolio holdings to certain unaffiliated third-parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund’s disclosure of its portfolio holdings may include disclosure:

•	to the Trust’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing Fund regulatory filings;

•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of the Fund;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P, such agencies may receive more data from the Funds than is posted on the ING’s website;
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;
•	to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;
•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining Fund shareholders;
•	to certain third parties, on a weekly basis, with no lag time, that have financed a Fund’s Class B shares;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
•

to a third party who acts as a “consultant” and supplies the consultant’s analysis of holding (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of a Fund’s shareholders, including procedures to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s investment adviser, sub-adviser(s), principal underwriter, or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize a Fund’s administrator to implement the Board’s Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-adviser(s), principal underwriter, and their affiliates. The Board has authorized the senior officers of a Fund’s administrator to authorize the release of a Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. Each Fund’s administrator reports quarterly to the Board regarding the implementation of such policies and procedures.

Each Fund has the following ongoing arrangements with certain third parties to provide a Fund’s full portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for ING Funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Coates Analytics, a Division of Albridge Solutions, Inc. and an indirect wholly-owned subsidiary of the Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. The Funds’ Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department. All waivers and exceptions involving any of the Funds will be disclosed to the Funds’ Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the Registrant. The Board governs the Funds and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Fund, and review the Funds’ performance.

Information Regarding Individual Board Members of the Trust

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)(3)	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	[ ]	None.
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2007 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present). Formerly, Consultant (July 2007 – February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 – July 2007.		None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).		Wisconsin Energy Corporation (June 2006 – Present) and The Royce Funds, 35 funds (December 2009 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	October 2007 – Present	Retired.		First Marblehead Corporation (September 2003 – Present).
J. Michael Earley 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	May 2007 – Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A. Des Moines (June 1992 – December 2008).		None.
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2007 – Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 – June 2009).		Assured Guaranty Ltd. (April 2004 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2007 –Present	Consultant (May 2001 – Present).		Stillwater Mining Company (May 2002 – Present).
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson and Trustee	May 2007 – Present	President, Springwell Corporation, a corporate finance firm (March 1989 – Present).		UGI Corporation (February 2006 – Present); and UGI Utilities, Inc. (February 2006 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)(3)	Other Board Positions Held by Trustee
Trustees who are “Interested Persons”
Robert W. Crispin(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	July 2007 – Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. LLC (June 2001 – December 2007).		Intact Financial Corporation (December 2004 – Present) and PFM Group (November 2010 – Present).
Shaun P. Mathews(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2007 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).		ING Capital Corporation, LLC (December 2005 – Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrial and Materials Fund, ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust and ING Variable Products Trust. The number of Funds in the complex is as of [            ], 2012.

(3)

Mr. Mathews is also a Trustee/Director of the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(4)

Messrs. Crispin and Mathews are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.

Information for each of the Trust’s Officers

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	March 2007 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	March 2007 – Present	Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (March 2011 – Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 – Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 – February 2012).

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	March 2007 – Present	Executive Vice President, ING Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 – Present	Chief Compliance Officer, ING Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer & Assistant Secretary	March 2007 – Present	Senior Vice President, ING Fund Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	March 2007 – Present	Senior Vice President, ING Investments, LLC (October 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 Age: 41	Senior Vice President	March 2007 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 – Present).
Gregory K. Wilson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 Age: 52	Senior Vice President	[ ]	Vice President – Fund Compliance, ING Funds Services, LLC (October 2009 – Present). Formerly, Finance Director, ING Funds Services, LLC (September 2004 – October 2009).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2007 – Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 – Present) and ING Investments, LLC (August 1997 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2007 – Present	Vice President, ING Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2007 – Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 – Present); Director of Compliance, ING Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 – Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 – April 2010).
William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 – Present	Senior Vice President (March 2010 – Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 – Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 – April 2007).

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Denise Lewis 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	March 2007 – Present	Vice President, ING Funds Services, LLC (December 2006 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2007 – Present	Vice President, ING Investment Management – ING Funds (March 2010 – Present); Vice President, ING Funds Services, LLC (March 2006 – Present) and Managing Paralegal, Registration Statements (June 2003 – Present).
Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008 – Present	Assistant Vice President – Director of Tax, ING Funds Services, LLC (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 – March 2008).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	March 2007 – Present	Senior Vice President and Chief Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 – April 2008).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	March 2007 – Present	Vice President and Senior Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).
Kathleen Nichols 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 – Present	Vice President and Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 – March 2010) and Associate, Ropes & Gray LLP (September 2005 – February 2008).

(1)	The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

The Board of Trustees

The Trust and each Fund is governed by the Trust’s Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and its Funds to the Trust’s officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Funds do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.

The Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are independent or disinterested persons, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Trust is one of 19 registered investment companies (with a total of approximately [    ] separate series) and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees or Board of Directors. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairperson of the Board of the Trust. The responsibilities of the Board Chairman include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Vincent holds no position with any firm that is a sponsor of the Trust.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure faciliates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.     The Board has established an Audit Committee whose functions include, among other things, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities, and other matters. The Audit Committee currently consists of four (4) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin, and Messrs. Boyer, Drotch, and Earley. Mr. Earley currently serves as Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch and Earley have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act. The Audit Committee, which currently meets regularly four (4) times per year, held [    ] meetings during the fiscal year ended March 31, 2012.

Compliance Committee.     The Board has established a Compliance Committee for the purpose of, among other things: (i) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds; (ii) facilitating information flow among Board members and the CCO between Board meetings; (iii) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (iv) coordinating CCO oversight activities with other ING Fund boards; (v) making recommendations regarding the role, performance, and oversight of the CCO; (vi) overseeing the implementation of the Funds’ valuation procedures and the fair value determinations made with respect to securities held by the Funds for which market value quotations are not readily available; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of the brokerage usage by the Trust’s adviser or sub-adviser and compliance with regulations regarding the allocation of brokerage for services. The Compliance Committee currently consists of four (4) Independent Trustees: Mses. Chadwick and Pressler and Messrs. Kenny and Vincent. Mr. Kenny currently serves as Chairperson of the Compliance Committee, which currently meets regularly four (4) times per year, held [    ] meetings during the fiscal year ended March 31, 2012.

Contracts Committee.     The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Funds. The responsibilities of the Contracts Committee, among other things, include: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval or renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans. The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Chadwick and Pressler and Messrs. Boyer, Drotch, and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee. The Contracts Committee, which currently meets regularly seven (7) times per year, held [    ] meetings during the fiscal year ended March 31, 2012.

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act. The following Trustees currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin, Mathews, and Vincent. Mr. Vincent, Chairperson of the Board, currently serves as Chairperson of the Executive Committee. The Executive Committee, which meets on an “as needed” basis, held [    ] meeting during the fiscal year ended March 31, 2012.

Investment Review Committee.     The Board has established two Investment Review Committees for all of the funds under its direction to, among other things, monitor the investment performance of the Funds and make recommendations to the Board with respect to investment management activities performed by the adviser and sub-adviser on behalf of the Funds, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a Fund. All of the Funds are monitored by the Investment Review Committee for the International/Balanced/Fixed-Income Funds, with the exception of ING Global Real Estate Fund and ING International Real Estate Fund which are jointly monitored by the International/Balanced/Fixed-Income and Domestic Equity Funds Investment Committees. Each committee is described below:

The Investment Review Committee for the Domestic Equity Funds (the “DE IRC”) currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act. The following Trustees serve as members of the DE IRC: Mses. Chadwick and Messrs. Crispin, Earley, Kenny, and Vincent. Ms. Chadwick serves as Chairperson of the DE IRC. The DE IRC, which currently meets regularly six (6) times per year, held [    ] meetings during the fiscal year ended March 31, 2012.

The Investment Review Committee for the International/Balanced/Fixed-Income Funds (the “IBF IRC”) currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act. The following Trustees serve as members of the IBF IRC: Mses. Baldwin and Pressler and Messrs. Boyer, Drotch, and Mathews. Mr. Boyer serves as Chairperson of the IBF IRC. The IBF IRC, which currently meets regularly six (6) times per year, held [    ] meetings during the fiscal year ended March 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Board members and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (9) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due dilligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Trustees: Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent. Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee, which currently meets regularly four (4) times per year, held [    ] meetings during the fiscal year ended March 31, 2012.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Funds is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Funds. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Funds or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Funds. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes, and the risk of conflicts of interest affecting ING affiliates in managing the Funds. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Funds. In addition, many service providers to the Funds have adopted their own policies, procedures, and controls designed to address particular risks to the Funds. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust, including the CCOs for the Trust and its investment adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.

Qualifications of the Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board of Trustees of the Trust, as well as the boards of other investment companies in the ING Fund Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Trust.” That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five years, the number of series within the ING Funds Complex for which the Trustee serves as a Board member, and certain directorships held during the past five years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.

Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2007. She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009. Ms. Baldwin has been President of Glantaum Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University. These positions and experiences have provided Ms. Baldwin with a strong background in asset management matters and in the oversight of related service activities.

John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2005. He also has served as Chairperson of the Trust’s IBF IRC since 2006 and, prior to that, as Chairperson of the Trust’s Compliance Committee. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios. He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005). In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University. These positions and experiences have provided Mr. Boyer with a strong background in business management, asset management oversight, and related service activities.

Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2006. She also has served as Chairperson of the Trust’s DE IRC since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Fund (since 2009), Wisconsin Energy Corp. (since 2006) and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. These positions and experiences have provided Ms. Chadwick with a strong background in asset management matters and in the oversight of related service providers.

Robert W. Crispin has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2007. He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. LLC (2001-2007), an investment sub-adviser to many of the funds in the ING Fund Complex, and in other senior positions in financial service firms. These positions and experiences have provided Mr. Crispin with a strong background in investment management and distribution activities, and related administrative oversight activities, as well as with extensive knowledge of many of the Trust’s key service providers.

Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2007. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant. These positions and experiences have provided Mr. Drotch with a strong background in financial reporting, compliance, and internal control matters relating to registered investment companies.

J. Michael Earley has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2002. He also has served as Chairperson of the Trust’s Audit Committee since 2003. Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992. He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002). In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa. These positions and experiences have provided Mr. Earley with a strong background in management matters relating to financial institutions and with respect to financial reporting and internal controls matters.

Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2005. He also has served as the Chairperson of the Trust’s Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005). In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant. These positions and experiences have provided Mr. Kenny with a strong background in financial, accounting, insurance, and management matters.

Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2007. He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present). Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Mathews with extensive investment management, distribution, and oversight experience, as well as with extensive direct knowledge of many of the Trust’s key service providers.

Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2006. She also has served as Chairperson of the Trust’s Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University. These positions and experiences have provided Ms. Pressler with extensive experience in asset management and retirement service matters, as well as management oversight of such operations.

Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2002. He also has served as Chairman of the Board of Trustees since 2007 and he previously served as Chairperson of the Contracts Committee and the DE IRC. Mr. Vincent currently is President (since 1989) of Springwell Corporation (corporate finance firm) and a Director of UGI Corporation and UGI Utilities, Inc. (since 2006). He previously worked for 20 years at Bankers Trust Company. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1994-2002). Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars. In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University. These positions and experiences have provided Mr. Vincent with extensive experience in financial management and oversight matters.

Trustee Ownership of Securities

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the ING Fund Complex of Funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of ING Fund shares includes, in addition to direct ownership of ING Fund shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a ING Fund within the ING Fund Complex, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the ING Fund Complex.

Under this Ownership Policy, the initial value of investments in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $100,000. Existing Trustees were provided with a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership requirement was set at $100,000 (in July 2007) in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee. A decline in the value of any fund investments will not cause a Trustee to have to make any additional investments under this Ownership Policy. As of December 31, 2011, all Independent Trustees were in compliance with the Ownership Policy.

Investment in mutual funds of the ING Fund Complex by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the ING Fund Complex to other similar investors that are designed to prevent inappropriate market timing trading practices; and (ii) to any provisions of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

Trustees’ Fund Equity Ownership Positions

Set forth in the table below is information regarding each Trustee’s ownership of equity securities of a Fund overseen by the Trustees and the aggregate holdings of shares of equity securities of all Funds of the Trust for the calendar year ended December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities[1]				Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Pooled Emerging Markets Corporate Debt Fund	Pooled Emerging Markets Hard Currency Sovereign Debt Fund	Pooled Emerging Markets Local Currency Debt Fund	Pooled Loan Fund
Colleen D. Baldwin	N/A	N/A	N/A	N/A	$50,001 - $100,000[2]
John V. Boyer	N/A	N/A	N/A	N/A	Over $100,000 $10,001 - $50,000[2]
Patricia W. Chadwick	N/A	N/A	N/A	N/A	Over $100,000
Peter S. Drotch	N/A	N/A	N/A	N/A	Over $100,000
J. Michael Earley	N/A	N/A	N/A	N/A	Over $100,000
Patrick W. Kenny	N/A	N/A	N/A	N/A	Over $100,000 Over $100,000[2]
Sheryl K. Pressler	N/A	N/A	N/A	N/A	Over $100,000[2]
Roger B. Vincent	N/A	N/A	N/A	N/A	Over $100,000 Over $100,000[2]
Robert W. Crispin	N/A	N/A	N/A	N/A	N/A
Shaun P. Mathews	N/A	N/A	N/A	N/A	Over $100,000 Over $100,000[2]

1	The Funds had not commenced operations as of the date of this SAI.
2	Funds held in a Deferred Compensation Account and/or 401(k) account.

Independent Trustee Ownership of Securities of the Adviser, the Underwriter and Their Affilliates

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Funds’ adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2011.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

Trustee Compensation

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any of its Committee attended. Each Independent Trustee is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board. The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings meeting. The Board may from time to time designate other meetings as subject to compensation.

Effective January 1, 2012, each Fund pays each Trustee who is not an interested person of a Fund a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings, and $2,500 for special telephonic meetings. The pro rata share paid by the Funds is based on each Fund’s average net assets as a percentage of the average net assets of all the Funds managed by the Adviser or its affiliates for which the Trustee serve in common as Trustees.

Future Compensation Payment

Each non-interested Trustee who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more ING Funds prior to his or her retirement as defined in the Policy (which would include the death or disability of such Trustee), is entitled to a future payment (“Future Payment”) if such Trustee: (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustees retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement, death or disability. Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

The following table sets forth information provided by the Funds’ investment adviser regarding estimated future compensation to be paid to the Trustees by each Fund for the fiscal year ended March 31, 2013 and actual compensation paid by other funds managed by the adviser and its affiliates for the fiscal year ended March 31, 2012. Trustees who are interested persons of the Trust and Officers of the Trust do not receive any compensation from the Funds or any other funds managed by the adviser or its affiliates.

Aggregate Compensation From the Funds
Name of Trustee	Pooled Emerging Markets Corporate Debt Fund	Pooled Emerging Markets Hard Currency Sovereign Debt Fund	Pooled Emerging Markets Local Currency Debt Fund	Pooled Loan Fund	Total Compensation From Registrant and Fund Complex Paid to Trustees[1,2]
Colleen D. Baldwin	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
John V. Boyer[3]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Patricia W. Chadwick	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Robert W. Crispin[4]	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
J. Michael Earley	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Patrick W. Kenny[3]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Shaun P. Mathews[4]	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Roger Vincent[3]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

1	Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.
2	Represents compensation from [ ] funds (total in complex as of [ ], 2012).
3	During the fiscal year ended March 31, 2012, Messrs. Boyer and Kenny deferred $[ ] respectively, of their compensation from the ING Fund Complex.
4

Messrs. Crispin and Mathews are “Interested Persons,” as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser and the Distributor. Officers and Trustees who are interested persons do not receive any compensation from the Trust.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Fund. A control person may be able to take actions regarding a Fund without the consent or approval of shareholders. As of the date of this SAI, no Trustees and Officers as a group any shares of any of the Funds’ outstanding shares. Because the Funds had not commenced operations as of that date of this SAI, the only outstanding shares as of the date of this SAI are held by the adviser as each Fund’s sole shareholder.

CODE OF ETHICS

The Funds, the adviser, the sub-adviser, and the Distributor have adopted a code of ethics (“Code of Ethics”) or written supervisory procedures) in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, Officers of the Funds, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by a Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or the Funds’ shares. The Code of Ethics also prohibits short-term trading of each Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions. However, such persons are generally required to pre-clear all security transactions with the Funds’ Compliance Department and to report all transactions on a regular basis. The sub-adviser has adopted its own Codes of Ethics to govern the personal trading activities of its personnel.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds’ portfolio securities. The proxy voting procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Funds’ proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of the Funds’ proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through ING’s website (www.INGInvestment.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

ADVISER

The adviser for the Funds is ING Investments, LLC (“Adviser” or “ING Investments”), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Boards, has the overall responsibility for the management of each Fund’s portfolio subject to delegation of certain responsibilities to another investment adviser ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”).

The Adviser and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (NYSE: ING) (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. The principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned initial public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Trust’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Trust’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Trust or its operations and administration.

The Adviser serves pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Adviser and the Trust, on behalf of the Funds. The Investment Advisory Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Funds. Pursuant to a separate sub-advisory agreement between the Adviser and the Sub-Adviser (“Sub-Advisory Agreement”) the Adviser has delegated certain management responsibilities to the Sub-Adviser for the Funds. The Adviser oversees the investment management of the Sub-Adviser for the Funds.

The Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund’s assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis. Each Investment Advisory Agreement provides that the Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

After an initial term of two (2) years, the Investment Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of a Fund’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Sub-Adviser, as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement may be terminated without penalty upon notice given by the Board or by a vote of the holders of a majority of a Fund’s outstanding shares voting as a single class, or upon 60 days’ notice given by the Adviser. The Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), for each of the Funds, please refer to the Funds’ unaudited semi-annual shareholder report to be dated [September 30, 2012].

Advisory Fees

The Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, each Fund pays the Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets during the month:

[    ]

[Expense Limitation Agreements

The Adviser and the Distributor have entered into expense limitation agreements with each Fund, pursuant to which the Adviser and the Distributor have agreed to waive or limit their fees. In connection with these agreements and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses (and acquired fund fees and expenses) such as litigation, other expenses not incurred in the ordinary course of each Fund’s business, and expenses of any counsel or other persons or services retained by the Funds’ Trustees who are not “interested persons” (as defined in the 1940 Act)) do not exceed the following expense limitations:

Each Fund set forth above may at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

Each expense limitation agreement for the Funds provides that the expense limitation shall continue until May 22, 2014. The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the agreement to the Independent Chairperson of the Board within ninety (90) days’ of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days’ of the end of the then-current term for a Fund.]

Total Advisory Fees Paid

Because the Funds had not commenced operations, the Funds did not pay the Adviser any fees for the fiscal year ended March 31, 2012.

SUB-ADVISER

The Investment Advisory Agreement for the Funds provides that the Adviser, with the approval of the Trust’s Board, may select and employ investment advisers to serve as a sub-adviser for any of the Funds, and shall monitor the sub-adviser’s investment programs and results, and coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. The Adviser pays all of its expenses arising from the performance of its obligations under each Investment Management Agreement, including all fees payable to the sub-adviser and executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Adviser or its affiliates. The sub-adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund’s NAV; taxes, if any, and the preparation of each Fund’s tax returns and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Adviser or Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Board, on behalf of a Fund, or the shareholders of such Fund upon sixty (60) days’ written notice. Otherwise, after an initial term of two (2) years, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

Sub-Advisory Agreement

Pursuant to a Sub-Advisory Agreement dated [    ] between the Adviser and ING IM, ING IM acts as Sub-Adviser to the Funds. In this capacity, ING IM, subject to the supervision and control of the Adviser and the Trustees of the Funds, on behalf of the Funds, manages each Fund’s portfolio investments consistently with the Funds’ investment objectives, and executes any of the Funds’ investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. ING IM’s address is 230 Park Avenue, New York, New York 10169. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser.

Manager-of-Managers Structure

On May 24, 2002, the SEC issued an Exemptive Order permitting the Adviser to enter into new investment sub-advisory agreements with a non-affiliated sub-adviser or to materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Trustees) but without obtaining shareholder approval. The Funds each operate in this manner. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) must approve any new or amended sub-advisory agreements with the sub-adviser on behalf of a Fund. In accordance with the Exemptive Order received from the SEC, an information statement describing any change in sub-adviser will be provided to shareholders within ninety (90) days of the change. The Adviser remains responsible for providing for the general management services to the Funds, including overall supervisory responsibility for the general management and investment of the Fund’s assets and, subject to the review and approval of the Board will, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or part of the Fund’s assets; (iii) when appropriate, allocate, and reaallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performmance of the sub-adviser; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies, and restrictions.

The Adviser may rely on this Exemptive Order only if, among other things, a fund’s shareholders have approved the arrangement.

Sub-Advisory Fees

As compensation to the Sub-Adviser for its services, the Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets managed during the month: [    ]

Total Sub-Advisory Fees Paid

Because the Funds had not commenced operations, the Adviser did not pay the Sub-Adviser any fees for the fiscal year ended March 31, 2012.

PORTFOLIO MANAGERS

Sub-Advised by ING Investment Management Co. LLC

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of March 31, 2012:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Marcello Assalin
Jeffrey A. Bakalar
Jennifer Gorgoll
Daniel A. Norman

Potential Material Conflicts of Interest

The portfolio managers may be subject to potential conflicts of interest because the portfolio managers are responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio managers’ various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio managers’ accounts.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Funds maintained their positions in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

The portfolio managers (“Portfolio Managers”) for the Funds, compensation consists of: (i) fixed base salary; (ii) bonus which is based on the Sub-Adviser’s performance, one-, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and asset and revenue growth of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep.

The portfolio managers for the Funds are also eligible to participate in an annual incentive plan delivered in part in cash and in part deferred award in the form of ING stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The Sub-Adviser has defined indices [    ] and has set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus both benchmark and peer groups over one-, three-, and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (45% investment performance and 15% net cash flow, and 15% revenue growth).

Based on job function, internal comparators and external market data, the Portfolio Managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards are paid in a combination of ING restricted stocks, and performance shares and vest in three (3) years.

If the Portfolio Managers’ fixed base salary compensation exceeds a particular threshold, they may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Funds owned by each portfolio manager as of March 31, 2012 including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Marcello Assalin	None
Jeffrey A. Bakalar	None
Jennifer Gorgoll	None
Daniel A. Norman	None

In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain ING funds, chosen by the portfolio manager as part of their participation in ING’s deferred compensation plan and other targeted compensation programs. This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Funds shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his or her compensation.

The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Funds they manage. The portfolio manager may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage. Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of the Funds that they manage is shown below as of March 31, 2012:

Portfolio Manager	Dollar Range of Fund Shares Owned Under Deferred Compensation
Marcello Assalin	None
Jeffrey A. Bakalar	None
Jennifer Gorgoll	None
Daniel A. Norman	None

PRINCIPAL UNDERWRITER

Shares of the Funds are offered on a continuous basis. The Trust has entered into a distribution agreement with ING Investments Distributor, LLC (“Distributor”) (“Distribution Agreement”) pursuant to which the Distributor serves as principal underwriter of the Funds. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is a Delaware corporation and is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of the Adviser. As principal underwriter for the Funds, the Distributor has agreed to use its best efforts to distribute the shares of the Funds thereof.

The Underwriting Agreement may be continued from year to year if approved annually by the Trustees or by a vote of holders of a majority of each Fund’s shares, and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust, appearing in person at a meeting called for the purpose of approving such Agreement. The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Trustees or the Distributor or by vote of holders of a majority of a Fund’s shares without the payment of any penalty.

Total Distribution Expenses

Because the Funds had not commenced operations, no distribution costs were pay for the fiscal year ended March 31, 2012.

EXPENSES

A Fund’s assets may decrease or increase within the Fund’s fiscal year, and a Fund’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Adviser. Certain expenses of each Fund are generally allocated to the Fund in proportion to its pro rata average net assets. Certain operating expenses shared by several funds are generally allocated amongst those funds based on average net assets.

ADMINISTRATOR

ING Funds Services, LLC (“Administrator”) serves as administrator for each of the Funds pursuant to an administration agreement with the Trust (“Administration Agreement”). The Administrator is an affiliate of the Adviser. The Administrator ‘s primary address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds’ business, except for those services performed by the Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent for the Funds under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Trust under these Administration Agreement, including, without limitation, the expenses of preparing registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Funds to ensure that they are in compliance with applicable legal requirements under applicable law and with the investment policies and restrictions of a Fund and provides office space for the Funds.

The Administration Agreement may be cancelled by the Board on behalf of a Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to Administrator, or by Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Trust.

The Administrator is a wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”) (NYSE: ING) and the immediate parent company of the Adviser.

Administrative Services Fees

[The Administrator receives an annual administration fee equal to 0.10% of each Fund’s average daily net assets.]

Total Administrative Fees Paid

Because the Funds had not commenced operations, the Funds did not pay the Administrator any fees for the fiscal year ended March 31, 2012.

OTHER SERVICE PROVIDERS

Custodian

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as custodian of each of the Funds. The custodian does not participate in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the United States, State Street Bank and Trust Company has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Legal Counsel

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) (“Transfer Agent”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Transfer Agent and dividend-paying agent to the Funds.

PORTFOLIO TRANSACTIONS

The Adviser or Sub-Adviser for each Fund places orders for the purchase and sale of investment securities for the Fund, pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement. Subject to policies and procedures approved by the Trust’s Board, the Adviser or Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where a sub-adviser resigns or the Adviser otherwise assumes day to day management of a Fund pursuant to its Investment Advisory Agreement with the Fund, the Adviser will perform the services described herein as being performed by the sub-adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when, in the Adviser’s or Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser or Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or Sub-Adviser has a duty to seek to obtain best execution of the Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Funds’ orders, the Adviser or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to a Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. These credits are used to pay certain expenses of the Funds. These commissions recapture payments benefit the Funds, and not the Adviser or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for a Fund, the Adviser or Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Adviser or Sub-Adviser may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for a Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own funds, and not by portfolio commissions paid by a Fund.

Benefits to the Adviser or Sub-Adviser – Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Adviser or Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or Sub-Adviser in connection with the Funds. Some of these products and services are also available to the Adviser or Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser or sub-advisory fees payable to the Sub-Adviser for services provided to the Fund. The Adviser’s or Sub-Adviser’s expenses would likely increase if the Adviser or Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or the Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales on Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or the Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Fund when selecting a broker-dealer for Fund portfolio transactions, and neither the Funds nor the Adviser or the Sub-Adviser may enter into an agreement under which a Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares. The Funds have adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information About Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in sub-advisers, investment personnel, reorganizations or mergers of Funds may result in the sale of a significant portion or even all of a Fund’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Funds. The Funds, the Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, a reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Fund and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures. Sub-advisers may use different methods of allocating the results aggregated trades. The Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Fund participated are subject to periodic review by the Board. To the extent any of the Funds seek to acquire (or dispose of) the same security at the same time, one or more of the Funds may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, a Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

Because the Funds had not commenced operations, the Funds did not pay any brokerage commissions for the fiscal year ended March 31, 2012.

Because the Funds had not commenced operations, the Funds did not pay any firms for research, statistical, or other services to the sub-adviser on behalf of the Funds for the fiscal year ended March 31, 2012.

Because the Funds had not commenced operations, the Funds did not pay any affiliated persons of the Fund brokerage commissions for the fiscal year ended March 31, 2012.

Because the Funds had not commenced operations, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents for the fiscal year ended March 31, 2012.

DESCRIPTION OF SHARES

Capitalization and Voting Rights

The authorized capital of the Trust an unlimited number of shares of beneficial interest. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with a Fund’s declaration of trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trust by written notice to shareholders of such series or class.

PURCHASE AND REDEMPTION OF SHARES

Purchases and exchanges should be made for investment purposes only. A Fund reserves the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until a Fund receives further redemption instructions.

Purchases

A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectuses under “How to Buy Shares,” “How to Sell Shares” or “How to Exchange Shares, respectively.”

Shares of the Funds are offered at the NAV next determined following receipt of the order by the dealer (and/or the Distributor) or by the Trust’s Transfer Agent. [An investor may exchange shares of a Fund for shares of the same class of any Fund, without paying any additional sales charge. Shares subject to a contingent deferred sales charge (“CDSC”) will continue to age from the date that the original shares were purchased.]

If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund’s investment policies and restrictions. These transactions only will be effected if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Redemptions

Payment to shareholders for shares redeemed will be made within seven (7) days after receipt by the Funds’ Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of a Fund’s shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to fifteen (15) days or longer.

Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Fund to redeem shares with respect to each shareholder during any ninety (90)-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

Due to the relatively high cost of handling small investments, the Trust reserves the right, upon thirty (30) days’ written notice, to redeem, at NAV, the shares of any shareholder whose account (except for individual retirement accounts (“IRAs”)) has a total value of less than the Fund minimum as described in each Fund’s respective Prospectuses), other than as a result of a decline in the NAV per share. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

[The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or “focus firms.” The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.]

The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

Exchanges

The following conditions must be met for all exchanges among the Funds: (i) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (the “Exchanged Shares”); (iii) the Exchanged Shares must have been held in the shareholder’s account for at least thirty (30)-days prior to the exchange; (iv) except for exchanges into the ING Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least sixty (60)-days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, the Adviser reserves the right to reject any exchange request.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares. If more than 5.00% of the fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

You are not required to pay an applicable CDSC upon an exchange from any Fund into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund’s CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be based on the first date you acquired your shares in the Fund.

SHAREHOLDER INFORMATION

Certificates representing shares of a particular Fund will not be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any ninety (90)-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.

As discussed in the Prospectuses, shares of the Funds provide a Pre-Authorized Investment Plan for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Pre-Authorized Investment Plan may be started with an initial investment [($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue.] This allows the investor to invest regular ammounts at regular intervals until he/she reaches the required initial minimum. The Pre-Authorized Investment Plan may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to: (i) employer-administered payroll deduction plans; (ii) profit-sharing, pension, or individual or any employee retirement plans; or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by a Fund’s Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a Fund will not be issued unless the shareholder requests them in writing. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available, through the Fund, a Prototype Plan and Custody Agreement. The Custody Agreement provides that PFPC Trust Company, Wilmington, Delaware, will act as custodian under the Prototype Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor custodian, see the Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts

Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408 of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. PFPC Trust Company, Wilimington, Delaware, will act as the custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the custodian will not open an IRA until seven (7) days after the investor has received such statement from the Trust. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are generally arrangements by a public school organization or a charitable, educational, or scientific organization which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges

As discussed in the Prospectuses, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectuses.

Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a “Business Day”), but not later than Market Close, will be processed at that day’s closing NAV. For each exchange, the shareholder’s account may be charged an exchange fee. There is no fee for telephone redemptions; however, redemptions of Class A, Class B, and Class C shares may be subject to a contingent deferred sales charge. (See “Sales Charges” in the Prospectuses.)

Telephone redemptions and/or exchange instructions should be made by dialing 1-800-992-0180.

Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds’ Prospectuses or herein.

Telephone redemption requests must meet the following conditions to be accepted by the Funds:

(a)

Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on record. This address cannot reflect any change within the previous thirty (30) days.

(b)	Certain account information will need to be provided for verification purposes before the redemption will be executed.
(c)	Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a thirty (30) day period.
(d)	The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.
(e)	The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.
(f)	If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.
(g)	Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectuses.
(h)

Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Funds at P.O. Box 9772, Providence, RI 02940-9772 and deposited into your account before any transaction may be processed.

(i)

If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

(j)	Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds’ then-current prospectuses.
(k)	Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

Systematic Withdrawal Plan

The Funds have established a Systematic Withdrawal Plan (“Plan”) to allow you to elect to make periodic withdrawals from your account in any fixed amount in excess of [$1,000] to yourself, or to anyone else you properly designate, as long as the account has a current value of at least [$250,000]. To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. The Plan may be modified at any time by the Funds or terminated upon written notice by the relevant Fund.

As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purpose. Please consult your tax adviser.

Systematic Investment

The Systematic Investment feature, using the Electronic Fund Transfer (“EFT”) capability, allows you to make monthly investments in a Fund or a number of Funds.

Account Statements

The Funds’ Transfer Agent will maintain your account information. Account statements will be sent at least quarterly. An IRS Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange Medallion Signature Program (“NYSE MSP”). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by a notary public. The Trust reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each Fund’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in sixty (60) days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. (See “Net Asset Value” in the shareholder guide of the Prospectuses.) The long-term debt obligations held in a Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV. In such case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing price for one or more securities do not represent readily available reliable market quotations at the time the Fund determines its NAV, events that occur between the time of close of the foreign market on which they are traded and the market close on the NYSE will not be reflected in the Fund’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by a Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Global Natural Resources Fund’s custodian bank or other broker-dealers or banks approved by Global Natural Resources Fund, on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, U.S. Treasury Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

Qualification as a Regulated Investment Company

Each Fund intends to qualify annually to be taxed as a RIC under provisions of Subchapter M of the Code. To qualify for and to be taxed as a RIC, each Fund must, among other things: (i) derive at least 90% of its gross income each taxable year from: (1) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities, or currencies; and (2) net income derived from publicly traded partnerships and (ii) diversify its holdings so that, at the end of each quarter of the taxable year or within 30 days thereafter: (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of anyone issuer limited for the purpose of its calculation to an amount not greater 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of (other than the securities of the RICs), any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or the securities one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would (unless certain cure provisions apply) be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction or, for taxable years beginning before January 1, 2013, as qualified dividends for individual shareholders) which are taxable to shareholders as ordinary income, or as qualified dividend income eligible for a reduced rate of tax (or, in the case of corporate shareholders, may be eligible for the dividends received deduction) as discussed below. Moreover, the Fund would not be required to make any distributions to its shareholders. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Capital Loss Carryforwards

Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years.

Because the Funds had not commenced operations, the Funds had no capital loss carry forwards for the fiscal year ended March 31, 2012.

Distributions

Distributions of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to a Fund’s dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Distributions of short-term capital gains from sales of assets held for one year or less will be taxed as ordinary income. Generally, distributions from a Fund are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualified dividend income earned by the Fund that would be eligible for the 15% rate. A shareholder would also have to satisfy a more than sixty (60) day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Qualified dividend income generally includes dividends from taxable domestic corporations and certain qualified foreign corporations provided that the Fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. Distributions from the Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and that satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” The lower rates on long-term capital gains and qualifying dividends are currently scheduled to apply through 2012. In the absence of further Congressional action after 2012, the maximum rate on long-term capital gains for individual taxpayers would increase to 20%, and income from dividends would be taxed at the rates applicable to ordinary income.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the investors.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the trust or estate for such taxable year.

Original Issue Discount and Market Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income (including dividends, interest, royalties, rents, and certain other types of investment income). In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds’ PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividend income.”

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. However, tax treaties between certain countries and the United States may reduce or eliminate these taxes. Furthermore, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of a Fund’s assets at the close of any taxable year consist of stock or securities of foreign corporations, and certain other requirements are met, the Fund may make an election to pass-through the foreign taxes to the shareholders so that the shareholders would be required to: (i) include in ordinary gross income their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. law even though not actually received by such shareholders; and (ii) treat such pro rata portions as foreign income taxes paid by them. Shareholders would then generally be able, subject to certain limitations, to take a foreign tax credit or deductions for such foreign taxes.

Options, Hedging Transactions, and Certain Financial Instruments

The taxation of equity options (including options on narrow-based stock indices) and OTC Options on debt securities is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Funds may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses (as discussed herein) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Furthermore, certain carrying charges (inlcuding interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the sixty (60)-day period beginning on the day such transaction was closed, if the Fund’s risk of loss is not reduced during that sixty (60) day period.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to “qualified dividend income” to instead be taxed at the rate of tax applicable to ordinary income.

Requirements relating to each Fund’s tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box

If a Fund sells short against the box, unless certain constructive sale rules (discussed herein) apply, it also will recognize a capital gain or loss upon the purchase of securities to close the short sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under “Options and Hedging Transactions” above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future U.S. Treasury Regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses.

Sale or Other Disposition of Shares

Upon the redemption, sale or exchange of his shares, a shareholder will recognize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates (for shareholders who are individuals), depending on the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where: (i) the shareholder incurs a sales charge in acquiring the stock of a RIC; (ii) the stock is disposed of before the 91st day after the date on which it was acquired; (iii) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares of stock; and (iv) the subsequently purchased shares are acquired no later than January 31st of the following calendar year. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

Each Fund generally will be required to withhold federal income tax equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 28% which is scheduled to increase to 31% after 2012) (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (i) the shareholder fails to furnish a Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as a Fund may require; (ii) the IRS notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect; (iii) the IRS notifies a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iv) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Dividends with respect to taxable years of a Fund beginning before January 1, 2012 (or a later date if extended by the U.S. Congress) that are properly reported by a Fund as interest-related dividends or short-term capital gain dividends attributable to certain U.S. source interest or short-term capital gains received by a Fund may not be subject to U.S. federal income tax when received by certain foreign shareholders, provided the Fund properly reports such amounts and certain conditions are met.

Also, foreign shareholders may be subject to U.S. estate tax with respect to their Fund shares.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above.

This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

DISTRIBUTOR

Shares of each Fund are distributed by the Distributor pursuant to Underwriting Agreement between the Trust and the Distributor on behalf of each Fund. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an Authorized Dealer. If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an “underwriter” as that term is defined under the 1933 Act. After an initial term, the Underwriting Agreement will remain in effect from year to year only if continuance is approved annually by a majority of the Board who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the

Funds and have no effect on the NAV of the Funds. The Distributor’s address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor, a Delaware limited liability corporation, is an affiliate of the Adviser and is an indirect, wholly-owned subsidiary of ING Groep.

Because the Funds had not commenced operations, no commissions or other compensation was received by the principal underwriter, who is an affiliated person of the Funds’ or an affiliated person of that affiliated person, directly or indirectly during the Funds’ fiscal year ended March 31, 2012.

CALCULATION OF PERFORMANCE DATA

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund’s shares and assume that any income dividends and/or distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one (1), five (5), and ten (10) year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund’s operations, or on a year-by-year basis).

Average Annual Total Return Quotation

Each Fund may, from time to time, include “total return” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ERV

Where:

      P =       a hypothetical initial payment of $1,000,

      T =       the average annual total return,

      n =       the number of years, and

ERV =       the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends and/or distributions are reinvested when paid.

Average Annual Total Return (After Taxes On Distributions) Quotation

Each Fund may, from time to time, include “total return after taxes on distributions” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ATVD

Where:

      P =       a hypothetical initial payment of $1,000,

      T =       the average annual total return (after taxes on distributions),

      n =       the number of years, and

ATVD =

ending value of a hypothetical $1,000 payment made at the beginning of the one (1), five (5), or ten (10) year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends and/or distributions are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each Fund may, from time to time, include “total return after taxes on distributions and redemption” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ATVDR

Where:

P =	a hypothetical initial payment of $1,000;
T =	the average annual total return (after taxes on distributions);
n =	the number of years; and
ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the one (1), five (5), or ten (10) year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends and/or distributions are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

Thirty (30)-day Yield for Certain Funds

Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”) and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

a - b cd
Yield = 2	[(		+1)[6] -1]

where

a =	dividends and interest earned during the period;
b =	expenses accrued for the period (net of reimbursements);
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends; and
d =	the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of “a” above, is calculated by (i) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund’s portfolio (assuming a month of thirty (30) days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty (30)-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund’s portfolio. For purposes of “b” above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to “d” above.

A Fund may also from time to time advertise its yield based on a thirty (30)-day or ninety (90)-day period ended on a date other than the most recent balance sheet included in the Fund’s Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a thirty (30)-day or ninety (90)-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectuses. The current distribution rate for a Fund is the annualization of the Fund’s distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons

In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes,

Fortune, Institutional Investor, Money, and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indices, the Fund’s performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

Because the Funds had not commenced operations, no average annual total returns are shown for the fiscal year ended March 31, 2012.

Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, MSCI or a similar financial organization; (iv) the geographic distribution of a Fund’s portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund’s portfolio, appropriate indices, and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund’s holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for shares of each Fund; and (xii) descriptions of the benefits of working with investment professionals in selecting investments.

In addition, reports and promotional literature may contain information concerning the Adviser, the Sub-Adviser, ING Capital Corporation LLC (“ING Capital”), ING Funds Services, LLC or affiliates of the Trust, including: (i) performance rankings of other funds managed by the Adviser or the Sub-Adviser, or the individuals employed by the Adviser or the Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds; (v) the past performance of other funds managed by the Adviser; and (vi)  information regarding rights offerings conducted by closed-end funds managed by the Adviser.

DISTRIBUTIONS

As noted in the Prospectuses, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a Fund at the then current NAV, with no sales charge. The Funds’ management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the Fund at the applicable NAV in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

GENERAL INFORMATION

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Prospectuses and this SAI omit certain of the information contained in the Trust’s Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of the Funds’ progress through annual and semi-annual shareholder reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by an independent registered public accounting firm.

Reports to Shareholders

The fiscal year of each Fund ends on March 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered accounting firm will be sent to shareholders each year.

FINANCIAL STATEMENTS

Copies of the Funds’ annual and unaudited semi-annual shareholder reports may be obtained, when available, without charge by contacting the Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 or calling (800) 992-0180.

APPENDIX A

DESCRIPTION OF BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this Class S.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-1

APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES

B-1

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: November 17, 2011

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.	Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional. The Chair may consider all recommendations, analysis, research or Conflicts Reports provided by the Agent, Proxy Group and/or Investment Professional(s). The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee. The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

A.	Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website. The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website. For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website. If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.	Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST1

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board. The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two years in the Advisers’ office.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Vice President and Senior Counsel, ING Funds

Effective as of January 1, 2010

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. WITHHOLD support if two-year attendance cannot be ascertained from available disclosure. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed its reasoning for not implementing the proposal.

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis. Generally, vote FOR nominees when:

(1)	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
(2)	The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)

Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)

Tenure. Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(3)

Pay for performance. Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated, or when the increased compensation relates solely to a practice or practices (such as an increase in option awards or base salary) not deemed inherently problematic by the Agent. Generally WITHHOLD support from nominees for structuring equity compensation such that pay is unreasonably insulated from performance conditions.
(4)	Pay disparity. Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.
(5)

Change in control provisions. If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not. If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(6)

Repricing. If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace, buy back or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(7)

Tax benefits. If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(8)

Director perquisites. If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties and the company’s line of business.

(9)

Incentive plans. Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(10)

Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(11)	Independence from management. Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.
(12)

Multiple concerns. If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(13)

Commitments. Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(14)	Other. If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)	Generally, vote FOR independent outside director nominees serving on the audit committee.
(2)

Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)

If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)

WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)

WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)

Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.
(5)

When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the board’s process for determining the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and
(2)	Maintains a dual class capital structure, imposes a supermajority vote requirement or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•	Asking that more than a simple majority of directors be independent.
•	Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.
•	Limiting the number of public company boards on which a director may serve.
•	Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).
•	Requesting creation of additional board committees or offices, except as otherwise provided for herein.
•

Limiting the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.	Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard, and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)	Permits shareholders to call special meetings;
(2)	Does not impose supermajority vote requirements; and
(3)	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote.

Generally, vote FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.	Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated. For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.	Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally vote FOR:

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
•

Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.
•	Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, when the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals when the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•

Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to burn rate thresholds set by the Agent or matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•	Generally, vote AGAINST plans administered by potential grant recipients.
•

Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•

Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•	Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).
•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote FOR such compensation arrangements if:

(1)	The primary considerations raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);
(2)	The issuer has provided adequate rationale and/or disclosure; or
(3)	Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)

Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)

Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•	Election of Directors
•	Converting Closed-end Fund to Open-end Fund
•	Proxy Contests
•	Investment Advisory Agreements
•	Preferred Stock Proposals
•	1940 Act Policies
•	Changing a Fundamental Restriction to a Nonfundamental Restriction
•	Change Fundamental Investment Objective to Nonfundamental
•	Name Rule Proposals
•	Disposition of Assets/Termination/Liquidation
•	Changes to the Charter Document
•	Changing the Domicile of a Fund
•	Change in Fund’s Subclassification
•	Distribution Agreements
•	Mergers
•	Reimburse Shareholder for Expenses Incurred
•	Terminate the Investment Advisor

12.	Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines or penalties in connection with the relevant issue. Such instances will be considered CASE-BY-CASE. The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

13.	Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting
•	that the meeting has been convened under local regulatory requirements
•	the presence of quorum
•	the agenda for the shareholder meeting
•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting
•	regulatory filings (e.g., to effect approved share issuances)
•	the designation of inspector or shareholder representative(s) of minutes of meeting
•	the designation of two shareholders to approve and sign minutes of meeting
•	the allowance of questions
•	the publication of minutes
•	the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange. Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•

At listed subsidiary companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•

At companies with a three-committee structure, generally vote AGAINST outside director nominees not deemed independent under the Agent’s standards; however, generally vote FOR affiliated outsiders if the board after the shareholder meeting is majority independent.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	Bundled slates of nominees (e.g., France, Hong Kong or Spain);
•	Simultaneous reappointment of retiring directors (e.g., South Africa);
•

In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•

Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;
•	Culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function); and
•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;
•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or
•	Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For issuers in markets in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee. For issuers in Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•	The advance general meeting documents do not specify fees paid to non-executive directors;
•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or
•	It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•	Exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);
•

Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;
•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);
•	Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;
•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;
•

Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•

Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•

Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•	Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or
•

Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if:

(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation;
(2)	The recipient’s overall compensation appears reasonable;
(3)

Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meets exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)	Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;
(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);
(3)	Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., cash-based plans or plans lacking an appropriate equity component);
(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;
(5)	Include components, metrics or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)

For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)

Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)	The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;
(2)	The recipient’s overall compensation appears reasonable; and
(3)	The board and/or responsible committee meets exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:

•

Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.
•	The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange or market standards for independence. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets. In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	It is editorial in nature;
•	Shareholder rights are protected;
•	There is negligible or positive impact on shareholder value;
•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;
•	It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or
•	The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;
•	It reduces relevant disclosure to shareholders;
•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;
•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or
•

It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.
•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

ING SEPARATE PORTFOLIOS TRUST

(“Registrant”)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

FORM N-1A

PART C

OTHER INFORMATION

ITEM 28.   Exhibits

All references to the “Registration Statement” in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-141111; 811-22025).

Exhibit Letter	Description
(a)(1)	Declaration of Trust dated March 2, 2007, previously filed with the Registrant’s Registration Statement on Form N-1A on March 7, 2007 and incorporated herein by reference.

(i)    Amendment No. 1, effective March 6, 2007, to Declaration of Trust of ING Separate Portfolios Trust – Establishment of New Series – Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on July 31, 2008 and incorporated herein by reference.

(ii)    Amendment No. 2, effective May 1, 2007, to Declaration of Trust of ING Separate Portfolios Trust – Name Change of Series – Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on July 31, 2008 and incorporated herein by reference.

(iii)    Amendment No. 3, effective March 2, 2009, to Declaration of Trust of ING Separate Portfolios Trust – Name Change of Series (ING SPorts Core Plus Fixed Income Fund) – Filed as an exhibit to Post-Effective Amendment No. 3 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference

(iv) Plan of Liquidation and Dissolution of Series effective December 30, 2009 with respect to ING SPorts International Fixed Income Fund to the Declaration of Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 5 to the Registration’s Form N-1A Registration Statement on July 26, 2010 incorporated herein by reference.

(v)  Amendment No. 4, effective June 1, 2011, to the Declaration of Trust of ING Separate Portfolios Trust – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(b)	By-laws dated March 2, 2007, previously filed with the Registrant’s Registration Statement on Form N-1A on March 7, 2007 and incorporated herein by reference.

(c)	Instruments Defining Rights of Securities Holders: Not Applicable.

(d)(1)

Investment Management Agreement dated May 16, 2007 between the Registrant and ING Investment Management Co. – Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on July 31, 2008 and incorporated herein by reference.

Exhibit Letter	Description

(i) Amended Schedule A dated November 2011 to the Investment Management Agreement dated May 16, 2007 – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(2)

Expense Limitation Agreement effective May 16, 2007 between the Registrant and ING Investment Management Co. – Filed as an exhibit to Post-Effective Amendment No. 5 to the Registration’s Form N-1A Registration Statement on July 26, 2010 incorporated herein by reference.

(e)(1)

Underwriting Agreement dated May 16, 2007 between the Registrant and ING Funds Distribution, LLC - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on July 31, 2008 and incorporated herein by reference.

(i)    Schedule A dated November 2010 to the Underwriting Agreement dated May 16, 2007 – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(f)	Not Applicable.

(g)(1)

Custody Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon – previously filed as an Exhibit to Post-Effective Amendment No. 24 to Registration Statement File Nos. 333-59745 and 811-08895 on Form N-1A filed on July 29, 2003 and incorporated herein by reference.

(i)      Amended Exhibit A effective April 26, 2011 to the Custody Agreement between the Registrant and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(2)

Foreign Custody Manager Agreement, dated January 6, 2003, between Registrant and The Bank of New York Mellon – previously filed as an Exhibit to Post-Effective Amendment No. 24 to Registration Statement File Nos. 333-59745 and 811-08895 on Form N-1A filed on July 29, 2003 and incorporated herein by reference.

(i)      Amended Exhibit A effective April 26, 2011 to the Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(3)

Fund Accounting Agreement, dated January 6, 2003, between Registrant and The Bank of New York Mellon – previously filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement File Nos. 333-59745 and 811-08895 on Form N-1A filed on May 25, 2004 and incorporated herein by reference.

(i)      Amended Exhibit A effective April 26, 2011 to the Fund Accounting Agreement between the Registrant and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

Exhibit Letter	Description
(4)

Securities Lending Agreement and Guaranty, dated as of August 7, 2003, between Registrant and The Bank of New York Mellon – previously filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement File Nos. 333-59745 and 811-08895 on Form N-1A filed on May 25, 2004 and incorporated herein by reference.

(i)      Amended Exhibit A dated April 26, 2011 to the Securities Lending Agreement between the Registrant and Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(h)(1)

Amended and Restated Administration Agreement dated May 16, 2007 as amended and restated November 30, 2008 the between Registrant and ING Funds Services, LLC – Filed as an exhibit to Post-Effective Amendment No. 3 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(i)      Amended Schedule A dated November 2010 to the Amended and Restated Administration Agreement dated May 16, 2007 – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(h)(2)

Transfer Agency Services Agreement between PNC Global Investment Servicing (U.S.) Inc. (“PNC”), and ING Separate Portfolios Trust dated February 25, 2009 – Filed as an exhibit to Post-Effective Amendment No. 3 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(i)      Amended Exhibit A effective February 1, 2011 to the Transfer Agency Services Agreement dated February 25, 2009 – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(ii)    Amendment to Transfer Agency Services Agreement, effective February 8, 2011, between PNC and the Registrant – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

(i)(1)

Opinion and Consent of Morrison & Foerster LLP – previously filed as an Exhibit to Registrant’s Registration Statement File Nos. 333-14111 and 811-22025 on Form N-1A filed on May 11, 2007 and incorporated herein by reference.

(j)	Other Opinions:

(j)(1)	Consent of Dechert LLP – To be filed by Post-Effective Amendment.

(2)	Consent of KPMG LLP – To be filed by Post-Effective Amendment.

(k)	Not Applicable

(l)(1)	Initial Capital Agreement – Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1 Registration Statement on July 31, 2008 and incorporated herein by reference.

Exhibit Letter	Description
(m)	Rule 12b-1 Plan: Not Applicable.

(n)	Rule 18f-3 Plan: Not Applicable.

(o)	Reserved: Not Applicable.

(p)(1)

ING Funds and Advisers Code of Ethics effective July 2011 – Filed as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

ITEM 29.    Persons Controlled by of Under Common Control with the Fund

As of [        ], 2012, no affiliated insurance companies owned more than 25% of the Trust’s outstanding voting securities of the Funds.

ITEM 30.    Indemnification

Article VI of the Registrant’s Declaration of Trust provides for the indemnification of the Registrant’s trustees, officers, employees and other agents.

The Registrant shall indemnify to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that such person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

The Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.    Business and Other Connections of the Investment Adviser

Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two fiscal years, is included in its registration statement as an investment adviser on Form ADV (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference thereto.

ITEM 32.    Principal Underwriters

(a) ING Investments Distributor, LLC, distributor for the Registrant, is the principal underwriter for ING Equity Trust, ING Mutual Funds; ING Funds Trust; ING Investors Trust; ING Prime Rate Trust; ING Mayflower Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING Variable Insurance Trust; ING Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING Partners, Inc.

(b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

(c) Not applicable.

ITEM 33.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) ING Investment Management Co., (c) ING Investments Distributor, LLC, (d) the Transfer Agent, and (e) the Custodian. The address of each is as follows:

(a)	ING Separate Portfolios Trust
7337 East Doubletree Ranch Rd., Suite 100
Scottsdale, Arizona 85258

(b)	ING Investment Management Co.
230 Park Avenue
New York, NY 10169

(c)	ING Investments Distributor, LLC
7337 East Doubletree Ranch Rd., Suite 100
Scottsdale, Arizona 85258

(d)	BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

(e)	State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

ITEM 34.    Management Services

Not Applicable.

ITEM 35.    Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 8th day of March, 2012.

ING Separate Portfolios Trust

By:	/s/Huey P. Falgout, Jr.
Huey P. Falgout, Jr. Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES	TITLE	DATE

--------------------------------------	President, Chief Executive Officer and Interested Trustee
Shaun Mathews*		March 8, 2012

--------------------------------------	Senior Vice President and	March 8, 2012
Todd Modic*	Chief/Principal Financial Officer

--------------------------------------	Trustee	March 8, 2012
Colleen D. Baldwin*

--------------------------------------	Trustee	March 8, 2012
John V. Boyer*

--------------------------------------	Trustee	March 8, 2012
Patricia W. Chadwick*

--------------------------------------	Trustee	March 8, 2012
Peter S. Drotch*

--------------------------------------	Trustee	March 8, 2012
J. Michael Earley*

--------------------------------------	Trustee	March 8, 2012
Patrick W. Kenny*

--------------------------------------	Trustee	March 8, 2012
Sheryl K. Pressler*

--------------------------------------	Trustee	March 8, 2012
Roger B. Vincent*

--------------------------------------	Interested Trustee	March 8, 2012
Robert W. Crispin*

* By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Attorney-in-fact **

**

Powers of Attorney for Todd Modic, Shaun Mathews and each Trustee dated January 14, 2011 were filed as attachments to Post-Effective Amendment No. 6 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

EXHIBIT INDEX

ING Separate Portfolios Trust

Exhibit	Description
None